                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy, Inc.                                    Case No.     01-1749
      -----------------                                                 -------
  Reporting Period:    Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


     Submit copy of report to any official committee appointed in the case.

                                                                                                 Document         Explanation
REQUIRED DOCUMENTS                                                          Form No.             Attached          Attached
------------------                                                          --------             --------          --------
Schedule of Cash Receipts and Disbursements                              MOR-1                     Yes               No
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)             Yes               No
     Copies of bank statements                                                                     Yes               No
     Cash disbursements journals                                                                   Yes               No
Statement of Operations                                                  MOR-2                     Yes               No
Balance Sheet                                                            MOR-3                     Yes               No
Status of Postpetition Taxes                                             MOR-4                     Yes               No
    Copies of IRS Form 6123 or payment receipt                                                     No                No
    Copies of tax returns filed during reporting period                                            No                No
Summary of Unpaid Postpetition Debts                                     MOR-4                     Yes               No
    Listing of aged accounts payable                                                               Yes               No
Accounts Receivable Reconciliation and Aging                             MOR-5                     Yes               No
Debtor Questionnaire                                                     MOR-5                     Yes               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                          Date


---------------------------------------
Signature of Joint Debtor                                    Date


---------------------------------------
Signature of Authorized Individual*                          Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                          (9/99)


                                                                BANK ACCOUNTS
                                             OPER.          PAYROLL       TAX    OTHER (1)   OTHER (2)    OTHER (3)
CASH BEGINNING OF MONTH                  $ (7,276,800)    $  (781,739)    $ -  $ 1,561,472   $ 596,073   $ 1,154,000

RECEIPTS
CASH  SALES                                                                      7,002,987
ACCOUNTS RECEIVABLE                        16,239,169
LOANS AND ADVANCES
SALE  OF  ASSETS
OTHER  (ATTACH  LIST)                       8,683,788       3,930,797
TRANSFERS  (FROM  DIP ACCTS)               28,200,000

    TOTAL  RECEIPTS                      $ 53,122,957     $ 3,930,797     $ -  $ 7,002,987   $       -   $         -

DISBURSEMENTS
NET PAYROLL                                                 2,753,993
PAYROLL TAXES                                               1,083,453
SALES, USE, & OTHER TAXES                   1,914,531
INVENTORY PURCHASES                        14,922,829
SECURED/ RENTAL/ LEASES                     4,136,118
INSURANCE                                     361,183
ADMINISTRATIVE                              1,221,919
SELLING                                     2,952,854
OTHER  (ATTACH  LIST)                       4,091,634                            7,669,067                   645,000

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)                   24,463,501
TRANSFERS TO TRUST ACCT
PROFESSIONAL FEES
U.S. TRUSTEE  QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                      $ 54,064,569     $ 3,837,445     $ -  $ 7,669,067   $       -   $   645,000

NET CASH FLOW                            $   (941,612)       $ 93,352     $ -  $  (666,080)  $       -   $  (645,000)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                      $ (8,218,412)    $  (688,387)    $ -  $   895,392   $ 596,073   $   509,000

[TABLE CONTINUED]

                                                  CURRENT MONTH                            CUMULATIVE FILING TO DATE
                                         ACTUAL               PROJECTED                  ACTUAL               PROJECTED
CASH BEGINNING OF MONTH               $ (4,746,994)                                  $   1,664,107

RECEIPTS
CASH  SALES                              7,002,987                                      27,973,132
ACCOUNTS RECEIVABLE                     16,239,169                                      58,954,319
LOANS AND ADVANCES                               -                                               -
SALE  OF  ASSETS                                 -                                               -
OTHER  (ATTACH  LIST)                   12,614,585                                      43,201,331
TRANSFERS  (FROM  DIP ACCTS)            28,200,000                                     100,790,374

    TOTAL  RECEIPTS                   $ 64,056,741                                   $ 230,919,156             $      -

DISBURSEMENTS
NET PAYROLL                              2,753,993                                      11,804,284
PAYROLL TAXES                            1,083,453                                       4,573,861
SALES, USE, & OTHER TAXES                1,914,531                                       5,544,128
INVENTORY PURCHASES                     14,922,829                                      49,625,547
SECURED/ RENTAL/ LEASES                  4,136,118                                      18,681,724
INSURANCE                                  361,183                                       1,514,944
ADMINISTRATIVE                           1,221,919                                       3,376,415
SELLING                                  2,952,854                                       9,720,976
OTHER  (ATTACH  LIST)                   12,405,701                                      38,977,138
                                                 -                                       7,527,511
OWNER DRAW *                                     -                                               -
TRANSFERS (TO DIP ACCTS)                24,463,501                                      86,977,820
TRANSFERS TO TRUST ACCT                          -                                       1,154,000
PROFESSIONAL FEES                                -                                               -
U.S. TRUSTEE  QUARTERLY FEES                     -                                          11,250
COURT COSTS                                      -                                               -
TOTAL DISBURSEMENTS                     66,216,082                                   $ 239,489,597

NET CASH FLOW                         $ (2,159,340)                                  $  (8,570,441)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                   $ (6,906,335)                                  $  (6,906,335)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
              (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
              (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES


OTHER (1)  represents activity related to store cash.
OTHER (2) represents activity related to cash collateral at Congress Bank. OTHER (3) represents activity related to an overnight investment fund.

-------------------------------------------------------------------------------
 OPERATING
 ---------
 OTHER RECEIPTS
    Receipt of cash from store accounts                              7,625,502
    Transfers from Investment Account                                  645,000
    PrePetition voided checks                                           24,463
    Other Receipts                                                     388,823

                                                                     8,683,788
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 OPERATING
 ---------
 OTHER DISBURSEMENTS
 Funding of payroll account                                          3,930,797
 Expense Reimbursement                                                  90,927
 LC Interest & Fees                                                        690
 Capital Expenditure                                                    69,220

                                                                     4,091,634
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 PAYROLL
 -------
 OTHER RECEIPTS
 Receipt from operating account for payroll                          3,930,797
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 OTHER (1)
 ---------
 OTHER DISBURSEMENTS
    Bank fees                                                           22,063
    Cash receipts funded to operating account                        7,625,502
    Other                                                               21,503

                                                                     7,669,067
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 OTHER (2)
 ---------
 OTHER DISBURSEMENTS
 Transfer from Investment Account to Operating                         645,000

                                                                       645,000
-------------------------------------------------------------------------------

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                       Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
          A bank reconciliation must be included for each bank account.
       The debtor's bank reconciliation may be substituted for this page.

                                              Operating                Payroll                  Tax                 Other
                                                 #                        #                      #                     #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                               SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT          Date        Amount       Date        Amount        Date       Amount        Date        Amount






CHECKS OUTSTANDING           Ck. #       Amount       Ch. #       Amount       Ck. #       Amount        Ck. #       Amount



OTHER





                                                             FORM MOR-1 (CON'T)
                                                                (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                      Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                      Cumulative
REVENUES                                                                                 Month       Filing to Date
                                                                                      -----------    --------------
Gross Revenues                                                                        $  22,383.0    $  87,674.9
Less:  Returns and Allowances                                                            (1,292.4)      (5,076.7)
                                                                                      ------------   ------------
Net Revenue                                                                           $  21,090.6    $  82,598.2

COST OF GOODS SOLD
Beginning Inventory                                                                     110,231.1      215,564.4
Add: Purchases                                                                           11,451.2       52,360.7
Add: Cost of Labor                                                                              -              -
Add: Other Costs (attach schedule)                                                              -              -
Less: Ending Inventory                                                                  104,755.7      204,986.8
                                                                                      ------------   ------------
Cost of Goods Sold                                                                       16,926.6       52,938.4
                                                                                      ------------   ------------
Gross Profit                                                                          $   4,164.0    $  29,659.8

OPERATING EXPENSES
Advertising                                                                               2,045.8        5,003.1
Auto and Truck Expense                                                                          -              -
Bad Debts                                                                                       -           (1.1)
Contributions                                                                                   -              -
Employee Benefits Programs                                                                  543.3        1,961.1
Insider Compensation*                                                                           -          225.4
Insurance                                                                                    59.3          276.8
Management Fees/Bonuses                                                                         -           73.4
Office Expense                                                                                  -           22.3
Pension & Profit-Sharing Plans                                                                  -              -
Repairs and Maintenance                                                                     153.1          905.4
Rent and Lease Expense                                                                    3,775.0       13,515.8
Salaries/Commissions/Fees                                                                 3,698.7       15,047.2
Supplies                                                                                    338.2        1,044.4
Taxes - Payroll                                                                             265.7        1,144.6
Taxes - Real Estate                                                                         456.3        1,720.1
Taxes - Other                                                                                12.3           82.6
Travel and Entertainment                                                                    108.1          477.6
Utilities                                                                                   663.7        2,222.3
Other (attach schedule)                                                                  15,843.4       19,893.6
                                                                                      ------------   ------------
Total Operating Expenses Before Depreciation                                             27,962.8       63,614.5
Depreciation/Depletion/Amortization                                                       1,317.8        4,833.0
                                                                                      ------------   ------------
Net Profit (Loss) Before Other Income & Expenses                                      $ (25,116.6)   $ (38,787.7)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                  -              -
Interest Expense                                                                          1,524.8        5,696.6
Other Expense (attach schedule)                                                             843.6        3,549.8
                                                                                      ------------   ------------
Net Profit (Loss) Before Reorganization Items                                         $ (27,485.0)   $ (48,034.1)

REORGANIZATION ITEMS
Professional Fees                                                                           798.5        3,862.0
U. S. Trustee Quarterly Fees                                                                    -              -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                    -              -
Gain (Loss) from Sale of Equipment                                                              -              -
Other Reorganization Expenses (attach schedule)                                                 -              -
                                                                                      ------------   ------------
Total Reorganization Expenses                                                               798.5        3,862.0
Income Taxes                                                                                    -              -
                                                                                      ------------   ------------
Net Profit (Loss)                                                                     $ (28,283.5)   $ (51,896.1)
                                                                                      ============   ============

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                     FORM MOR-2
                                                                         (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                       Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------


                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  Month           Filing to Date
-----------------------------                  -----           --------------
Other Costs
Accounting Fees                              $    23.1           $   210.8
Armored Car Fees                                  50.1               153.6
Bank Service Charges                              56.1               172.2
Budget Contingency                                   -                 5.2
Company Meetings and Functions                    20.8                41.0
Conferences & Conventions                          1.5                26.4
Consulting Fees                                   13.0                52.0
Credit Card Fees                                 286.4             1,163.1
Employee Relocation                               13.2                24.6
Freight/Postage/Shipping                         272.1             1,614.1
Inventory Fees                                    30.7               119.7
Inventory Adjustments                          4,432.8            14,432.8
Legal Fees                                         7.8                37.2
Miscellaneous                                    455.0             1,567.8
Other                                                -                65.6
Other Professional Fees                           19.6                60.4
Payroll Processing Fees                           32.8                76.8
Recruiting                                        54.7                71.7
Temporary Services                                72.2                87.0
Unicap Adjustment/Other                              -               (92.5)
Training                                           1.6                 4.2
                                             ----------          ----------

                                             $15,843.4           $19,893.6
                                             =========           =========
Other Operational Expenses
None




Other Income
None





Other Expenses
Royalty Expense                              $   843.6           $ 3,549.8
                                             ----------          ----------

                                             $   843.6           $ 3,549.8
                                             ==========          ==========
Other Reorganization Expenses
None



Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                              FORM MOR-2 (CON'T)
                                                                (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                       Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------

                                  BALANCE SHEET
                                     (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                            BOOK VALUE AT END OF           BOOK VALUE ON
                            ASSETS                                         CURRENT REPORTING MONTH         PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                              $  (7,502.4)                  $   1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                        596.1                         407.0
Accounts Receivable (Net)                                                          2,410.1                       2,117.0
Notes Receivable                                                                         -                             -
Inventories                                                                       97,463.7                      98,650.4
Prepaid Expenses                                                                   8,678.0                       3,885.0
Professional Retainers                                                                   -                             -
Other Current Assets (attach schedule)                                                   -                             -
                                                                               ------------                  ------------
TOTAL CURRENT ASSETS                                                           $ 101,645.5                   $ 106,735.4
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                           -                             -
Machinery and Equipment                                                           35,586.6                      36,010.7
Furniture, Fixtures and Office Equipment                                          47,803.5                      48,695.2
Leasehold Improvements                                                            37,577.6                      38,014.0
Vehicles                                                                                 -
Less Accumulated Depreciation                                                    (63,784.7)                    (60,291.0)
                                                                               ------------                  ------------
TOTAL PROPERTY & EQUIPMENT                                                     $  57,183.0                   $  62,428.9
OTHER ASSETS
Loans to Insiders*                                                                       -                             -
Other Assets (attach schedule)                                                     2,725.9                       1,391.0
                                                                               ------------                  ------------
TOTAL OTHER ASSETS                                                             $   2,725.9                   $   1,391.0

TOTAL ASSETS                                                                   $ 161,554.4                   $ 170,555.3
                                                                               ============                  ============

                                                                            BOOK VALUE AT END OF           BOOK VALUE ON
                    LIABILITIES AND OWNER EQUITY                           CURRENT REPORTING MONTH         PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                    4,527.5                              -
Taxes Payable (refer to FORM MOR-4)                                                     5.5                              -
Wages Payable                                                                         980.7                              -
Notes Payable                                                                             -                              -
Rent / Leases - Building/Equipment                                                        -                              -
Secured Debt / Adequate Protection Payments                                        61,759.9                              -
Professional Fees                                                                         -                              -
Amounts Due to Insiders*                                                                  -                              -
Other Postpetition Liabilities (attach schedule)                                   15,191.9                              -
                                                                               ------------                   -------------
TOTAL POSTPETITION LIABILITIES                                                 $   82,465.5                   $          -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                        3,543.0                       46,404.0
Priority Debt                                                                             -                          953.0
Unsecured Debt                                                                    258,078.4                      253,801.0
                                                                               ------------                   -------------
TOTAL PRE-PETITION LIABILITIES                                                 $  261,621.4                   $  301,158.0

TOTAL LIABILITIES                                                              $  344,086.9                   $  301,158.0
OWNER EQUITY
Capital Stock                                                                         323.1                          323.0
Additional Paid-In Capital                                                        145,336.3                      145,336.3
Partners' Capital Account                                                                 -                              -
Owner's Equity Account                                                                    -                              -
Retained Earnings - Pre-Petition                                                  (96,741.9)                    (101,365.0)
Retained Earnings - Postpetition                                                  (44,198.5)                             -
Adjustments to Owner Equity (attach schedule)                                    (187,251.6)                    (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                      -                              -
                                                                               -------------                  -------------
NET OWNER EQUITY                                                               $ (182,532.6)                  $ (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                           $  161,554.4                   $  170,555.3
                                                                               =============                  =============

                                                                     FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                      (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                       Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------


                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                                                 BOOK VALUE AT END OF          BOOK VALUE ON
                                        ASSETS                                  CURRENT REPORTING MONTH        PETITION DATE
Other Current Assets
None





Other Assets
Deposits                                                                              $  $ 483.3                $    292.0
Deferred Financing Costs                                                                 2,242.6                   1,099.0
                                                                                      -----------               -----------


              Total Other Assets                                                      $  2,725.9                $  1,391.0
                                                                                      ===========               ===========

                                                                                 BOOK VALUE AT END OF          BOOK VALUE ON
                             LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH        PETITION DATE
Other Postpetition Liabilities
Accrued Sales tax                                                                     $  1,246.8                 $        -
Accrued Restructuring                                                                    3,373.5                          -
Accrued Hilco Financing Fees                                                               800.0                          -
Accrued A/P Expense                                                                      1,383.1                          -
Other Postpetition Liabilities                                                           1,664.6                          -
Due to Children's Product, Inc.                                                          3,682.1                          -
Due to Children's Development, Inc.                                                      3,041.8                          -
                                                                                      -----------                -----------
                                                                                      $ 15,191.9                 $        -
                                                                                      ===========                ===========
Adjustments to Owner Equity
Intercompany adjustments to equity for Children's Product, Inc                        $187,251.6                 $174,897.0
              and Children's Development, Inc.


                                                                                      -----------                -----------
                                                                                      $187,251.6                 $174,897.0
                                                                                      ===========                ===========
Postpetition Contributions (Distributions) (Draws)
None


Restricted Cash:  cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                             FORM MOR-3 (CON'T)
                                                                 (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                       Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------

                          STATUS OF POSTPETITION TAXES
                                     (000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                                                Beginning     Amount                                      Ending
                                                                   Tax     Withheld or    Amount       Date    Check No.    Tax
                                                                Liability    Accrued       Paid        Paid      or EFT  Liability
                                                                ---------    -------       ----        ----      ------  ---------
Federal
Withholding                                                     $      -    $  424.0    $  424.0     Various      EFT    $      -
FICA-Employee                                                          -       265.0       265.0     Various      EFT           -
FICA-Employer                                                          -       265.0       265.0     Various      EFT           -
Unemployment                                                           -         7.1         7.1     Various      EFT           -
Income                                                                 -           -           -                                -
Other:                                                                 -           -           -                                -
                                                                ---------------------------------                        ---------
   Total Federal Taxes                                          $      -    $  961.1    $  961.1                         $      -

State and Local
Withholding                                                     $      -    $   96.8    $   96.8     Various      EFT    $      -
Sales                                                            1,732.8     1,246.8     1,732.8     Various    Various   1,246.8
Excise                                                                 -           -           -                                -
Unemployment                                                           -        25.6        25.6     Various      EFT           -
Real Property                                                          -           -           -                                -
Personal Property                                                      -           -           -                                -
Other: NJ Private Disability, NY State Disability, and OPT.          2.8         2.7           -                              5.5
       ----------------------------------------------------
   Total State and Local                                        $1,735.6    $1,371.9    $1,855.2                         $1,252.3
                                                                ---------------------------------                        ---------
Total Taxes                                                     $1,735.6    $2,333.0    $2,816.3                         $1,252.3




                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)
Attach aged listing of accounts payable.

                                                                               Number of Days Past Due
                                             Current          0-30         31-60            61-90            Over 90       Total
                                             -------          ----         -----            -----            -------       -----
Accounts Payable                             $  8,981.7        $ -       $ (2,722.3)      $ (1,731.9)          $ -      $ 4,527.5
Wages Payable                                     980.7          -                -                -             -          980.7
Taxes Payable                                       5.5          -                -                -             -            5.5
Rent/Leases-Building                                  -          -                -                -             -              -
Rent/Leases-Equipment                                 -          -                -                -             -              -
Secured Debt/Adequate Protection Payments      61,759.9          -                -                -             -       61,759.9
Professional Fees                                     -          -                -                -             -              -
Amounts Due to Insiders*                              -          -                -                -             -              -
Other:  See listing at MOR 3                   15,191.9          -                -                -             -       15,191.9
Other:__________________________                      -          -                -                -             -              -
                                             -------------------------------------------------------------------------------------
Total Postpetition Debts                     $ 86,919.7        $ -       $ (2,722.3)      $ (1,731.9)          $ -     $ 82,465.5


Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                       (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
                       Debtor
      Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (in 000s)

Accounts Receivable Reconciliation                                          Amount
Total Accounts Receivable at the beginning of the reporting period        $ 4,043.9
+ Amounts billed during the period                                         15,313.8
- Amounts collected during the period                                      16,947.6
                                                                          ----------
Total Accounts Receivable at the end of the reporting period              $ 2,410.1
                                                                          ==========

Accounts Receivable Aging                                                   Amount
0 - 30 days old                                                           $ 2,145.0
31 - 60 days old                                                               23.4
61 - 90 days old                                                               42.0
91+ days old                                                                 199.7
                                                                          ---------
Total Accounts Receivable                                                   2,410.1
Amount considered uncollectible (Bad Debt)                                       -
                                                                                 -
                                                                          ---------
Accounts Receivable (Net)                                                 $ 2,410.1
                                                                          ==========


                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                                               Yes             No
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                                          X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                                  X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                                 X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                             X

                                                                     FORM MOR-5
                                                                     (9/99)

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
August 2001

---------------------------------------------------------------------------------------------------------------------------------
Vndr      Vendor                                           0 - 30 Days       31 - 60 Days          > 60 Days              Total
---------------------------------------------------------------------------------------------------------------------------------
        2 ALEX                                              $ 436,286          $ 19,095                 $ -            $ 455,382
---------------------------------------------------------------------------------------------------------------------------------
        4 LITTLE TIKES                                        211,656          (232,841)                  -              (21,185)
---------------------------------------------------------------------------------------------------------------------------------
       13 VIDEO TECHNOLOGY INDUSTR                            (29,748)                -                   -              (29,748)
---------------------------------------------------------------------------------------------------------------------------------
       21 BRIO SCANDITOY CORP                                 709,701                 -                   -              709,701
---------------------------------------------------------------------------------------------------------------------------------
       29 COLORBOK                                             18,986            17,929             (51,321)             (14,407)
---------------------------------------------------------------------------------------------------------------------------------
       32 CLUB EARTH                                           37,955                 -                   -               37,955
---------------------------------------------------------------------------------------------------------------------------------
       33 CREATIVITY FOR KIDS                                 234,331                 -                   -              234,331
---------------------------------------------------------------------------------------------------------------------------------
       35 CURIOSITY KITS, INC.                                 65,710            16,173                   -               81,883
---------------------------------------------------------------------------------------------------------------------------------
       39 DAMERT CO                                             2,020             1,954                   -                3,974
---------------------------------------------------------------------------------------------------------------------------------
       41 DOWLING MAGNETS CORP                                 17,347                 -                   -               17,347
---------------------------------------------------------------------------------------------------------------------------------
       44 EDUCATIONAL INS                                      19,631                 -                   -               19,631
---------------------------------------------------------------------------------------------------------------------------------
       47 EDUCATIONAL DESIGNS, INC                              4,828                 -                   -                4,828
---------------------------------------------------------------------------------------------------------------------------------
       48 ERTL RACING CHAMPIONS                               (56,400)                -             (48,851)            (105,251)
---------------------------------------------------------------------------------------------------------------------------------
       51 FISHER PRICE                                       (508,242)         (537,610)            (20,827)          (1,066,679)
---------------------------------------------------------------------------------------------------------------------------------
       52 FRANK SCHAFFER PUBLICATI                           (123,331)           29,666             (29,881)            (123,546)
---------------------------------------------------------------------------------------------------------------------------------
       55 GREAT AMERICAN PUZZLE FA                              7,873                 -                   -                7,873
---------------------------------------------------------------------------------------------------------------------------------
       56 GALT TOYS                                             1,539             1,512                   -                3,051
---------------------------------------------------------------------------------------------------------------------------------
       65 INSECT LORE PRODUCTS                                 21,843                 -                   -               21,843
---------------------------------------------------------------------------------------------------------------------------------
       66 INTERNATIONAL PLAYTHINGS                            580,184            16,748                   -              596,933
---------------------------------------------------------------------------------------------------------------------------------
       75 LEGO SYSTEMS                                      1,936,256           (70,823)           (165,420)           1,700,014
---------------------------------------------------------------------------------------------------------------------------------
       76 LEARNING RESOURCES                                   53,402           117,000                   -              170,402
---------------------------------------------------------------------------------------------------------------------------------
       78 LAURI INC                                            61,573                 -                   -               61,573
---------------------------------------------------------------------------------------------------------------------------------
       80 LIGHTS, CAMERA & INTERAC                             66,487             8,800                   -               75,287
---------------------------------------------------------------------------------------------------------------------------------
       86 MATTEL TOYS                                               -                 -                   -                    -
---------------------------------------------------------------------------------------------------------------------------------
       90 MAG NIF INC                                           2,304             4,608                   -                6,912
---------------------------------------------------------------------------------------------------------------------------------
       92 NATURAL SCIENCE INDUSTRI                            (17,916)           39,054              16,672               37,809
---------------------------------------------------------------------------------------------------------------------------------
       96 IDEOPLASTOS, INC                                     28,962            12,420                   -               41,382
---------------------------------------------------------------------------------------------------------------------------------
       97 PERLER BEADS/NOVACON COR                             22,311                 -                   -               22,311
---------------------------------------------------------------------------------------------------------------------------------
       99 PALMER PAINT CO                                           -             3,015                   -                3,015
---------------------------------------------------------------------------------------------------------------------------------
      109 PMI MFG (PANASONIC BATTE                                  -                 -                   -                    -
---------------------------------------------------------------------------------------------------------------------------------
      112 ROSE ART INDUSTRIES                                  46,231            (8,201)            (93,027)             (54,997)
---------------------------------------------------------------------------------------------------------------------------------
      116 UNCLE MILTON INDUSTRIES,                            (60,261)           35,088                   -              (25,173)
---------------------------------------------------------------------------------------------------------------------------------
      122 SAFARI                                               47,315                 -                   -               47,315
---------------------------------------------------------------------------------------------------------------------------------
      125 SARGENT ART INC                                      10,377            36,886                   -               47,263
---------------------------------------------------------------------------------------------------------------------------------
      127 SMALL WORLD                                          90,906                 -                   -               90,906
---------------------------------------------------------------------------------------------------------------------------------
      128 SANRIO C/O NANCY WONG                                87,469                 -                   -               87,469
---------------------------------------------------------------------------------------------------------------------------------
      132 SMETHPORT SPECIALTIES                                49,206                 -                   -               49,206
---------------------------------------------------------------------------------------------------------------------------------
      143 U S PLAYING CARDS                                     6,219                 -                   -                6,219
---------------------------------------------------------------------------------------------------------------------------------
      144 UNIVERSITY GAMES                                     21,390                 -                   -               21,390
---------------------------------------------------------------------------------------------------------------------------------
      147 SQUIRE BOONE VILLAGE                                 19,530                 -                   -               19,530
---------------------------------------------------------------------------------------------------------------------------------
      152 LEARNING CURVE TOYS                               2,070,910          (510,197)             60,712            1,621,425
---------------------------------------------------------------------------------------------------------------------------------
      177 IRWIN TOY LTD                                        82,211                 -                   -               82,211
---------------------------------------------------------------------------------------------------------------------------------
      181 PENTECH INTERNATIONAL IN                             29,539                 -             (40,463)             (10,924)
---------------------------------------------------------------------------------------------------------------------------------
      186 DORLING KINDERS                                           2                 -                   -                    2
---------------------------------------------------------------------------------------------------------------------------------
      189 EDC PUBLISHING                                       50,636                 -                   -               50,636
---------------------------------------------------------------------------------------------------------------------------------
      195 GOLDEN PRESS/WESTERN PUB                             26,921            27,710             (67,724)             (13,093)
---------------------------------------------------------------------------------------------------------------------------------
      197 HARPER COLLINS                                           37                 -                   -                   37
---------------------------------------------------------------------------------------------------------------------------------
      202 INGRAM BOOK COMPANY                               1,476,344          (998,523)                  -              477,821
---------------------------------------------------------------------------------------------------------------------------------
      209 LITTLE BROWN & COMPANY                              (53,254)                -                   -              (53,254)
---------------------------------------------------------------------------------------------------------------------------------
      220 PLEASANT COMPANY                                     26,494           (26,991)                  -                 (497)
---------------------------------------------------------------------------------------------------------------------------------
      223 RANDOM HOUSE, INC                                     4,826           (97,748)            (37,952)            (130,874)
---------------------------------------------------------------------------------------------------------------------------------
      226 SCHOLASTIC, INC                                      71,731           (20,718)            (81,308)             (30,295)
---------------------------------------------------------------------------------------------------------------------------------
      228 SIMON & SCHUSTER                                     (9,220)          (25,953)                  -              (35,172)
---------------------------------------------------------------------------------------------------------------------------------
      237 WORKMAN PUBLISHING CO                                90,524           (15,167)            (50,615)              24,743
---------------------------------------------------------------------------------------------------------------------------------
      239 SCHYLLING ASSOC                                      14,273                 -                   -               14,273
---------------------------------------------------------------------------------------------------------------------------------
      244 ILLUMINATIONS                                        17,956            23,072                   -               41,028
---------------------------------------------------------------------------------------------------------------------------------
      256 ROUNDER KIDS!                                           740                 -                   -                  740
---------------------------------------------------------------------------------------------------------------------------------
      266 VALLEY MEDIA                                        (82,708)           13,566                   -              (69,142)
---------------------------------------------------------------------------------------------------------------------------------
      289 BINNEY & SMITH                                      292,190                 -                   -              292,190
---------------------------------------------------------------------------------------------------------------------------------
      298 K'NEX INDUSTRIES, INC.                              176,961           (26,400)                  -              150,561
---------------------------------------------------------------------------------------------------------------------------------
      306 INTERART                                              5,513                 -                   -                5,513
---------------------------------------------------------------------------------------------------------------------------------
      394 S WALTER PACKAG                                     282,873                 -                   -              282,873
---------------------------------------------------------------------------------------------------------------------------------
      418 KLUTZ                                               550,986                 -                   -              550,986
---------------------------------------------------------------------------------------------------------------------------------
      423 LYRICK STUDIOS, INC                                 (14,920)                -                   -              (14,920)
---------------------------------------------------------------------------------------------------------------------------------

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
August 2001

---------------------------------------------------------------------------------------------------------------------------------
Vndr      Vendor                                             0 - 30 Days       31 - 60 Days        > 60 Days              Total
---------------------------------------------------------------------------------------------------------------------------------
      487 PETER PAN INDUS                                      36,353                 -                   -               36,353
---------------------------------------------------------------------------------------------------------------------------------
      530 PUBLICATIONS INTERNATION                           (314,854)           20,609                 (25)            (294,271)
---------------------------------------------------------------------------------------------------------------------------------
      562 PLAYMOBIL USA INC                                  (255,124)          124,733                   -             (130,391)
---------------------------------------------------------------------------------------------------------------------------------
      653 PRESSMAN TOY CO                                      22,119                 -                   -               22,119
---------------------------------------------------------------------------------------------------------------------------------
      676 CHENILLE KRAFT CO                                    30,902                 -                   -               30,902
---------------------------------------------------------------------------------------------------------------------------------
      678 BRIARPATCH INC                                      305,785          (153,466)                  -              152,319
---------------------------------------------------------------------------------------------------------------------------------
      743 MCGRAW-HILL INC                                     130,794           105,236            (263,469)             (27,439)
---------------------------------------------------------------------------------------------------------------------------------
      795 CAPELLI-NEW YORK                                     (4,158)          (18,214)                  -              (22,372)
---------------------------------------------------------------------------------------------------------------------------------
      824 INFOGRAMES, INC                                          96                 -                   -                   96
---------------------------------------------------------------------------------------------------------------------------------
      870 BINARY ARTS                                          39,054                 -                   -               39,054
---------------------------------------------------------------------------------------------------------------------------------
      872 DSI                                                  20,340                 -                   -               20,340
---------------------------------------------------------------------------------------------------------------------------------
      910 TREND ENTERPRISES, INC                                    -              (389)                  -                 (389)
---------------------------------------------------------------------------------------------------------------------------------
      937 AMERIGAMES INTERNATIONAL                              1,710                 -                   -                1,710
---------------------------------------------------------------------------------------------------------------------------------
     1082 MANHATTAN TOY CO                                   (292,135)           (8,942)                  -             (301,077)
---------------------------------------------------------------------------------------------------------------------------------
     1087 WALT DISNEY HOME VIDEO                             (213,559)           (1,461)           (283,382)            (498,402)
---------------------------------------------------------------------------------------------------------------------------------
     1089 WARNER HOME VID                                         248                 -                   -                  248
---------------------------------------------------------------------------------------------------------------------------------
     1156 WOW WEE INTERNATIONAL                              (313,710)                -                   -             (313,710)
---------------------------------------------------------------------------------------------------------------------------------
     1173 SWINGSET PRESS                                       (1,963)                -                   -               (1,963)
---------------------------------------------------------------------------------------------------------------------------------
     1202 PAMELA DRAKE IMPORTS                                 74,946                 -                   -               74,946
---------------------------------------------------------------------------------------------------------------------------------
     1218 THE BEAD SHOP                                        13,824                 -                   -               13,824
---------------------------------------------------------------------------------------------------------------------------------
     1219 DO-A-DOT-ART                                         24,469           (75,340)                  -              (50,871)
---------------------------------------------------------------------------------------------------------------------------------
     1220 MUNCHKIN, INC.                                            -            24,597                   -               24,597
---------------------------------------------------------------------------------------------------------------------------------
     1245 RHINO RECORDS, INC                                        -            (1,800)                  -               (1,800)
---------------------------------------------------------------------------------------------------------------------------------
     1284 PARAMOUNT HOME                                        6,590                 -                   -                6,590
---------------------------------------------------------------------------------------------------------------------------------
     1286 MCA HOME VIDEO                                          370                 -                   -                  370
---------------------------------------------------------------------------------------------------------------------------------
     1291 HAVAS INTERACTI                                         731                 -                   -                  731
---------------------------------------------------------------------------------------------------------------------------------
     1340 IMAGIIX                                                   -             2,168                   -                2,168
---------------------------------------------------------------------------------------------------------------------------------
     1379 WORLD PUBLICATIONS                                   24,971                 -                   -               24,971
---------------------------------------------------------------------------------------------------------------------------------
     1479 NORDEVCO, INC                                         1,011             2,022                   -                3,033
---------------------------------------------------------------------------------------------------------------------------------
     1496 PUMKIN MASTERS                                        2,442                 -                   -                2,442
---------------------------------------------------------------------------------------------------------------------------------
     1553 EMERSON RADIO CORP                                   68,733            (4,350)                  -               64,383
---------------------------------------------------------------------------------------------------------------------------------
     1557 GAMEWRIGHT INC                                       35,397                 -                   -               35,397
---------------------------------------------------------------------------------------------------------------------------------
     1572 WILD PLANET                                         153,186           (21,382)                  -              131,804
---------------------------------------------------------------------------------------------------------------------------------
     1766 MEADE INSTRUMENTS                                    69,980                 -                   -               69,980
---------------------------------------------------------------------------------------------------------------------------------
     1945 RADIO FLYER INC                                           -             2,592                   -                2,592
---------------------------------------------------------------------------------------------------------------------------------
     2099 ELMER'S PRODUCTS                                     12,129            (1,859)                  -               10,269
---------------------------------------------------------------------------------------------------------------------------------
     2172 INFANTINO, INC                                       13,473                 -                   -               13,473
---------------------------------------------------------------------------------------------------------------------------------
     2173 RITVIK                                               54,017                 -                   -               54,017
---------------------------------------------------------------------------------------------------------------------------------
     2236 PATCH PRODUCTS, INC                                   7,756                 -                   -                7,756
---------------------------------------------------------------------------------------------------------------------------------
     2290 K&M INTERNATIONAL, INC.                              19,218                 -                   -               19,218
---------------------------------------------------------------------------------------------------------------------------------
     2306 CADACO TOYS                                             632                 -                   -                  632
---------------------------------------------------------------------------------------------------------------------------------
     2328 BASIC FUN                                             9,840                 -                   -                9,840
---------------------------------------------------------------------------------------------------------------------------------
     2329 KIDCOR LTD                                          (42,000)                -                   -              (42,000)
---------------------------------------------------------------------------------------------------------------------------------
     2385 LEISURE LEARNIN                                       4,810                 -                   -                4,810
---------------------------------------------------------------------------------------------------------------------------------
     2404 SUPERFLIGHT                                          17,460                 -                   -               17,460
---------------------------------------------------------------------------------------------------------------------------------
     2406 PACIFIC PLAY TE                                      10,312                 -                   -               10,312
---------------------------------------------------------------------------------------------------------------------------------
     2413 PLAY HUT, INC                                             -            44,448                   -               44,448
---------------------------------------------------------------------------------------------------------------------------------
     2433 MEGA MARBLES/ V                                      12,407                 -                   -               12,407
---------------------------------------------------------------------------------------------------------------------------------
     2445 DRYBRANCH INC                                        14,115                 -                   -               14,115
---------------------------------------------------------------------------------------------------------------------------------
     2472 POOF PRODUCTS, INC                                   22,587                 -                   -               22,587
---------------------------------------------------------------------------------------------------------------------------------
     2478 SPORT FUN, INC                                       94,557            (4,052)                  -               90,505
---------------------------------------------------------------------------------------------------------------------------------
     2483 TROPHY MUSIC CO                                      19,476            21,952                   -               41,427
---------------------------------------------------------------------------------------------------------------------------------
     2501 TIGER ELECTRONICS                                   (67,460)                                    -              (67,460)
---------------------------------------------------------------------------------------------------------------------------------
     2537 SATURNIAN 1 INC                                           -            50,510                   -               50,510
---------------------------------------------------------------------------------------------------------------------------------
     2538 BOOK CLUB OF AM                                      37,131                 -                   -               37,131
---------------------------------------------------------------------------------------------------------------------------------
     2579 THE MAYA GROUP, INC                                 130,355                 -                   -              130,355
---------------------------------------------------------------------------------------------------------------------------------
     2590 LEAP FROG, LLC                                     (200,342)           60,898             (31,731)            (171,174)
---------------------------------------------------------------------------------------------------------------------------------
     2876 TY, INC                                            (156,930)             (300)                  -             (157,230)
---------------------------------------------------------------------------------------------------------------------------------
     2881 MODERN PUBLISHING                                    41,663                 -                   -               41,663
---------------------------------------------------------------------------------------------------------------------------------
     3077 TROUT FISHING I                                       9,600                 -                   -                9,600
---------------------------------------------------------------------------------------------------------------------------------
     3116 BOOK SALES                                                -                 -                   -                    -
---------------------------------------------------------------------------------------------------------------------------------
     3139 SUMMIT FINANCIAL PRODUCT                                  -                 -              11,247               11,247
---------------------------------------------------------------------------------------------------------------------------------
     3240 HASBRO GAME GROUP                                    76,280                 -                   -               76,280
---------------------------------------------------------------------------------------------------------------------------------
     3291 THE LEARNING COMPANY                                 64,083            15,000                   -               79,083
---------------------------------------------------------------------------------------------------------------------------------

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
August 2001

---------------------------------------------------------------------------------------------------------------------------------
Vndr      Vendor                                              0 - 30 Days       31 - 60 Days        > 60 Days              Total
---------------------------------------------------------------------------------------------------------------------------------
     3387 FUNDEX GAMES                                          8,132                 -                   -                8,132
---------------------------------------------------------------------------------------------------------------------------------
     3510 GRANDREAMS USA                                       29,820                 -                   -               29,820
---------------------------------------------------------------------------------------------------------------------------------
     3558 SASSY, INC                                          (11,812)                -                   -              (11,812)
---------------------------------------------------------------------------------------------------------------------------------
     3565 PECOWARE                                             23,837                 -             (29,601)              (5,764)
---------------------------------------------------------------------------------------------------------------------------------
     3650 DK PUBLISHING I                                         283                 -                   -                  283
---------------------------------------------------------------------------------------------------------------------------------
     3660 CEDCO PUBLISHIN                                         610                 -                   -                  610
---------------------------------------------------------------------------------------------------------------------------------
     3663 WINNING MOVES                                        42,077                 -                   -               42,077
---------------------------------------------------------------------------------------------------------------------------------
     3666 INFOGRAMES, INC.                                     88,538           (11,433)                  -               77,105
---------------------------------------------------------------------------------------------------------------------------------
     3785 MARKETING RESOURCE, INC                              71,534           (17,250)                  -               54,284
---------------------------------------------------------------------------------------------------------------------------------
     3826 RJ LACHMAN, INC                                     125,512                 -                   -              125,512
---------------------------------------------------------------------------------------------------------------------------------
     3827 SPIN MASTER TOYS                                    168,946                 -                   -              168,946
---------------------------------------------------------------------------------------------------------------------------------
     4020 WHAT'S NEXT MFG                                      24,412                 -                   -               24,412
---------------------------------------------------------------------------------------------------------------------------------
     4028 ROKENBOK                                             14,975                 -                   -               14,975
---------------------------------------------------------------------------------------------------------------------------------
     4139 HOORAY!                                               8,640                 -                   -                8,640
---------------------------------------------------------------------------------------------------------------------------------
     4152 AUTUMN PUBLISHI                                      65,394                 -                   -               65,394
---------------------------------------------------------------------------------------------------------------------------------
     4163 KIDS TOUCH                                                -            13,790                   -               13,790
---------------------------------------------------------------------------------------------------------------------------------
     4192 CARROM COMPANY                                      181,083                 -                   -              181,083
---------------------------------------------------------------------------------------------------------------------------------
     4457 BOOK SMART                                           31,577           (12,170)                  -               19,407
---------------------------------------------------------------------------------------------------------------------------------
     4491 EAST END ACCESS                                     (14,754)                -                   -              (14,754)
---------------------------------------------------------------------------------------------------------------------------------
     4530 KEENWAY IND LTD                                    (545,683)                -                   -             (545,683)
---------------------------------------------------------------------------------------------------------------------------------
     4537 RADICA USA LTD                                       69,759             8,125                   -               77,884
---------------------------------------------------------------------------------------------------------------------------------
     4566 FLYING COLORS                                        57,086                 -                   -               57,086
---------------------------------------------------------------------------------------------------------------------------------
     4591 AMERICAN STUDIO                                      10,006                 -             (81,780)             (71,774)
---------------------------------------------------------------------------------------------------------------------------------
     4622 POLYCONCEPT USA, INC                                (20,300)          (22,000)              5,065              (37,235)
---------------------------------------------------------------------------------------------------------------------------------
     4625 BUSY KIDS                                            28,759                 -                   -               28,759
---------------------------------------------------------------------------------------------------------------------------------
     4677 BLUE GROSS/BLUE BOX                                       -                 -              (9,455)              (9,455)
---------------------------------------------------------------------------------------------------------------------------------
     4678 RED BOX TOY USA                                           -             5,500                   -                5,500
---------------------------------------------------------------------------------------------------------------------------------
     4681 PLAYWELL/HONG KONG TOY C                             51,965           (90,990)           (133,368)            (172,392)
---------------------------------------------------------------------------------------------------------------------------------
     4770 TOY CRAZE INC                                             -                 -                   -                    -
---------------------------------------------------------------------------------------------------------------------------------
     4795 TSAAI SHIN ENTERPRISE CO                                  -                 -             (20,820)             (20,820)
---------------------------------------------------------------------------------------------------------------------------------
     4825 K B GEAR                                                128                 -                   -                  128
---------------------------------------------------------------------------------------------------------------------------------
     4839 COMMEND, LTD                                       (210,987)                -                   -             (210,987)
---------------------------------------------------------------------------------------------------------------------------------
     4856 BRANFORD LTD                                       (170,100)                -                   -             (170,100)
---------------------------------------------------------------------------------------------------------------------------------
     4878 LEGO MINDSTORMS                                       4,619                 -                   -                4,619
---------------------------------------------------------------------------------------------------------------------------------
     4990 DOUBLE CHIN                                          15,582                 -             (15,582)                   -
---------------------------------------------------------------------------------------------------------------------------------
     5026 CURIOUS TOYS                                              -            13,170                   -               13,170
---------------------------------------------------------------------------------------------------------------------------------
     5077 HOBERMAN DESIGNS INC                                (85,922)                -                   -              (85,922)
---------------------------------------------------------------------------------------------------------------------------------
     5236 CHAIN SALES MAR                                      27,868                 -                   -               27,868
---------------------------------------------------------------------------------------------------------------------------------
     5661 MAXIM ENTERPRISES                                     9,682                 -                   -                9,682
---------------------------------------------------------------------------------------------------------------------------------
     5829 MATTEL INTERACT                                         275                 -                   -                  275
---------------------------------------------------------------------------------------------------------------------------------
     5831 LEGO MEDIA                                            1,678                 -             (43,101)             (41,423)
---------------------------------------------------------------------------------------------------------------------------------
     5879 LARAMI LTD                                           35,964                 -                   -               35,964
---------------------------------------------------------------------------------------------------------------------------------
     5909 RAVENSBURGER                                        126,430                 -                   -              126,430
---------------------------------------------------------------------------------------------------------------------------------
     5960 MAISTO                                                    -               (28)                  -                  (28)
---------------------------------------------------------------------------------------------------------------------------------
     6091 NEUROSMITH                                          (28,881)                -                   -              (28,881)
---------------------------------------------------------------------------------------------------------------------------------
     6142 MY DOLL'S CLOSET                                          -            33,096                   -               33,096
---------------------------------------------------------------------------------------------------------------------------------
     6173 VAST, INC                                           296,091          (449,657)           (180,865)            (334,432)
---------------------------------------------------------------------------------------------------------------------------------
     6203 GOLDBERGER INTE                                      20,792                 -                   -               20,792
---------------------------------------------------------------------------------------------------------------------------------
     6206 HILCO CORPORATION                                   (42,978)                -                   -              (42,978)
---------------------------------------------------------------------------------------------------------------------------------
     6270 NEW BRIGHT                                            7,258                 -                   -                7,258
---------------------------------------------------------------------------------------------------------------------------------
     6271 M&P WORLD ASSOCIATED LTD                            (65,162)                -                   -              (65,162)
---------------------------------------------------------------------------------------------------------------------------------
     6282 IDEA NUOVA                                           41,562                 -                   -               41,562
---------------------------------------------------------------------------------------------------------------------------------
     6286 WAH HING TOYS DEVELPMNT                              39,801                 -             (60,314)             (20,513)
---------------------------------------------------------------------------------------------------------------------------------
     6319 FUNRISE TOY CORPORATION                              73,458          (114,786)                  -              (41,328)
---------------------------------------------------------------------------------------------------------------------------------
     6335 FIRST ACT INC                                        34,714                 -                   -               34,714
---------------------------------------------------------------------------------------------------------------------------------
     6386 MONACO BAKING C                                      25,974                 -                   -               25,974
---------------------------------------------------------------------------------------------------------------------------------
     6404 JOUETS BO-JEUX TOYS INC                               3,565            (5,198)            (19,000)             (20,633)
---------------------------------------------------------------------------------------------------------------------------------
     6464 CHICCO USA INC                                       90,118                 -                   -               90,118
---------------------------------------------------------------------------------------------------------------------------------
     6559 OFF-PRICE INC                                        11,646                 -                   -               11,646
---------------------------------------------------------------------------------------------------------------------------------
     6637 INTERIOR CONSUMER PRODUC                                 28                 -                   -                   28
---------------------------------------------------------------------------------------------------------------------------------
     6708 ERO INDUSTRIES                                       33,480                 -                   -               33,480
---------------------------------------------------------------------------------------------------------------------------------
     6873 P & M PRODUCTS USA INC                              278,129          (247,070)            (19,238)              11,822
---------------------------------------------------------------------------------------------------------------------------------
     6882 BORDERLINE GAMES                                          -             5,187                   -                5,187
---------------------------------------------------------------------------------------------------------------------------------
     6985 ROYAL BRUSH MFG                                      34,055                 -             (34,055)                   -
---------------------------------------------------------------------------------------------------------------------------------

Zany Brainy, Inc.
A/P Summary Report
Aged Accounts Payable by Vendor
August 2001

---------------------------------------------------------------------------------------------------------------------------------
Vndr      Vendor                                             0 - 30 Days       31 - 60 Days        > 60 Days              Total
---------------------------------------------------------------------------------------------------------------------------------
     7464 THE THERMOS CO.                                      15,433                 -                   -               15,433
---------------------------------------------------------------------------------------------------------------------------------
     7474 CRAIG N COMPANY                                       9,705                 -             (10,000)                (295)
---------------------------------------------------------------------------------------------------------------------------------
     7516 JAKKS PACIFIC                                        51,523                 -              68,040              119,563
---------------------------------------------------------------------------------------------------------------------------------
     7534 BONNE BELL INC                                       52,023                 -                   -               52,023
---------------------------------------------------------------------------------------------------------------------------------
     7614 MICROWARE DISTR                                       1,280                 -                   -                1,280
---------------------------------------------------------------------------------------------------------------------------------
     7623 RAZOR USA                                           (17,963)                -                   -              (17,963)
---------------------------------------------------------------------------------------------------------------------------------
     7638 NINTENDO OF AMERICA, INC                             51,708             7,222             449,935              508,865
---------------------------------------------------------------------------------------------------------------------------------
     7668 ENESCO GROUP IN                                       2,353                 -                   -                2,353
---------------------------------------------------------------------------------------------------------------------------------
     7670 CEACO                                                 2,052             5,814                   -                7,866
---------------------------------------------------------------------------------------------------------------------------------
     7893 CRANIUM                                              64,440                                     -               64,440
---------------------------------------------------------------------------------------------------------------------------------
     8406 JACK OF ALL GAMES                                   125,903              (317)           (406,067)            (280,481)
---------------------------------------------------------------------------------------------------------------------------------
     8585 FORMATE INDUSTRIAL CO.,                                   -                 -                   -                    -
---------------------------------------------------------------------------------------------------------------------------------
     8591 YOUNG ARTIST IN                                      62,957                                     -               62,957
---------------------------------------------------------------------------------------------------------------------------------
     8696 LANGUAGE LITTLES                                    173,340          (143,671)               (250)              29,419
---------------------------------------------------------------------------------------------------------------------------------
     8812 MAYFAIR ARTIST                                        9,631                 -                   -                9,631
---------------------------------------------------------------------------------------------------------------------------------
     8849 WINCELL INTERNA                                      12,226                 -                   -               12,226
---------------------------------------------------------------------------------------------------------------------------------
     8865 INHABIT TOYS                                         31,502            77,602                   -              109,104
---------------------------------------------------------------------------------------------------------------------------------
     8945 CENTIS CONSUMER PRODUCTS                               (138)                -                   -                 (138)
---------------------------------------------------------------------------------------------------------------------------------
     8986 DORSON SPORTS INC                                    24,075                 -                   -               24,075
---------------------------------------------------------------------------------------------------------------------------------
     8994 LOTUS ONDA INDUSTRIAL CO                            (99,856)                -                   -              (99,856)
---------------------------------------------------------------------------------------------------------------------------------
     9004 TRENTECH                                                  -           100,182                   -              100,182
---------------------------------------------------------------------------------------------------------------------------------
     9006 CALIFORNIA PAK INTERNATI                               (671)                -                   -                 (671)
---------------------------------------------------------------------------------------------------------------------------------
     9034 CRAFT HOUSE                                          27,882                 -                   -               27,882
---------------------------------------------------------------------------------------------------------------------------------
     9035 SPIRAL /HORIZON                                      42,581           (76,347)                  -              (33,766)
---------------------------------------------------------------------------------------------------------------------------------
     9036 YANOVA INC                                           14,100                 -             (14,100)                   -
---------------------------------------------------------------------------------------------------------------------------------
     9041 KIDZ TOYS (WORLD MARK IN                            (41,214)                -                   -              (41,214)
---------------------------------------------------------------------------------------------------------------------------------
     9043 HOT OFF THE PRESS                                         -            12,623                   -               12,623
---------------------------------------------------------------------------------------------------------------------------------
     9046 GET REAL GIRL                                             -            77,418                   -               77,418
---------------------------------------------------------------------------------------------------------------------------------
     9068 LITTLE SOULS IN                                      33,381                 -                   -               33,381
---------------------------------------------------------------------------------------------------------------------------------
     9089 PRESSMAN TOY LTD                                    (30,312)                -                   -              (30,312)
---------------------------------------------------------------------------------------------------------------------------------
     9109 KIDTECH TOOLS I                                      21,000                 -                   -               21,000
---------------------------------------------------------------------------------------------------------------------------------
     9116 POLAR BEAR SALES                                     29,970                 -                   -               29,970
---------------------------------------------------------------------------------------------------------------------------------
     9127 GENTERTAINMENT                                        2,544                 -                   -                2,544
---------------------------------------------------------------------------------------------------------------------------------
     9137 EMI-CAPITOL MUSIC                                   (19,730)                -                   -              (19,730)
---------------------------------------------------------------------------------------------------------------------------------
    12157 PAUL K GUILLOW                                        7,138                 -                   -                7,138
---------------------------------------------------------------------------------------------------------------------------------
    12159 PROTECTIVE TECH INT'L                                42,548                 -                   -               42,548
---------------------------------------------------------------------------------------------------------------------------------
    12250 HOHNER INC.                                           7,060                 -                   -                7,060
---------------------------------------------------------------------------------------------------------------------------------
    12314 COMUS USA                                            20,498            29,832                   -               50,330
---------------------------------------------------------------------------------------------------------------------------------
    12388 RIVIERA TRADING INC                                 198,912                 -                   -              198,912
---------------------------------------------------------------------------------------------------------------------------------
    12445 APR LLC/GOOF BA                                       2,154                 -                   -                2,154
---------------------------------------------------------------------------------------------------------------------------------
    12462 ROM MAN                                              70,395                 -                   -               70,395
---------------------------------------------------------------------------------------------------------------------------------
    12466 AT A GLANCE                                         162,116                 -                   -              162,116
---------------------------------------------------------------------------------------------------------------------------------
    12526 SMARTEES                                             (5,000)           42,693                   -               37,693
---------------------------------------------------------------------------------------------------------------------------------
    12907 NASH MANUFACTUR                                      46,736                 -                   -               46,736
---------------------------------------------------------------------------------------------------------------------------------
                                                           (2,451,009)                                                (2,451,009)
                                                   ------------------------------------------------------------------------------
          TOTAL                                           $ 8,981,750      $ (2,722,332)       $ (1,731,919)         $ 4,527,498
                                                   ==============================================================================

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

SALES TAXES

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
CALIFORNIA STATE BOARD OF EQUA                           167785            13868.28          8/6/01
JANOVER RUBINROIT, LLC                                   167793             4500.00          8/6/01
KENTUCKY STATE TREASUER                                  167795             1453.50          8/6/01
NEW YORK COMMISSIONER OF                                 167797              300.00          8/6/01
TREASURER, STATE OF OHIO                                 167809             3592.96          8/6/01
GEORGIA DEPT OF REVENUE                                  167852            24381.06          8/7/01
MASSACHUSETTS DEPT. OF REVENUE                           168140            29390.60         8/13/01
MISSOURI DEPT OF REVENUE                                 168144            28808.11         8/13/01
NEW JERSEY SALES & USE TAX                               168145            40989.76         8/13/01
NEW YORK STATE SALES TAX                                 168146            32231.09         8/13/01
OKLAHOMA TAX COMMISSION                                  168150             8339.41         8/13/01
RETAILERS' SALES TAX                                     168154             6194.08         8/13/01
STATE OF MICHIGAN                                        168165            40101.59         8/13/01
TENNESSEE DEPT. OF REVENUE                               168169             8293.00         8/13/01
ALABAMA DEPARTMENT OF REVENUE                            168200             7842.88         8/14/01
OKLAHOMA TAX COMMISSION                                  168240            11456.55         8/14/01
PHOENIX CITY TREASURER                                   168244             2413.18         8/14/01
ARIZONA DEPT. OF REVENUE                                 168268            30686.21         8/15/01
KENTUCKY STATE TREASURER                                 168274            17061.28         8/15/01
NEBRASKA DEPT OF REVENUE                                 168277            14382.95         8/15/01
NORTH CAROLINA DEPT OF REVENUE                           168278              996.66         8/15/01
SOUTH CAROLINA DEPT OF REVENUE                           168285            11385.48         8/15/01
TENNESSEE DEPART OF REVENUE                              168286            21269.00         8/15/01
COLORADO DEPT OF REVENUE                                 168314            12083.00         8/16/01
FLORIDA DEPARTMENT OF REVENUE                            168324             7268.70         8/16/01
NEBRASKA DEPARTMENT OF REVENUE                           168336             5085.35         8/16/01
NEW YORK STATE SALES TAX                                 168338           166800.79         8/16/01
NEW JERSEY SALES & USE TAX                               168413               81.69         8/17/01
STATE OF COLORADO                                        168421             1005.61         8/17/01
PA DEPT OF REVENUE                                       168450           253780.34         8/20/01
CALIFORNIA STATE BOARD OF EQUA                           168556             4936.00         8/22/01
KENTUCKY REVENUE CABINET                                 168578              121.64         8/22/01
ARKANSAS DEPT OF FINANCE & ADM                           168660             6046.18         8/27/01
Sales Tax                                                  WIRE            24368.89         8/15/01
Sales Tax                                                  WIRE           868983.74         8/17/01
Sales Tax                                                  WIRE            80669.32         8/21/01
Sales Tax                                                  WIRE            33725.00         8/29/01
Sales Tax                                                  WIRE            60000.00         8/30/01

                                                                       1,884,893.88

OTHER TAXES

Vendor Name                                             Check #           Check Amt       Check Date
-----------                                             -------           ----------      ----------
PA DEPT OF REVENUE                                       167799             1758.74          8/6/01
DELAWARE DIVISION OF REVENUE                             167913             1350.05          8/8/01
VILLAGE OF WOODRIDGE                                     167960               79.07          8/8/01
DEPARTMENT OF LABOR AND INDUST                           167981              820.52          8/9/01
TOWN OF DANVERS ELECTRIC DIVIS                           168171             2255.25         8/13/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
TREASURER OF STATE                                       168172               78.83         8/13/01
CITY OF BIRMINGHAM                                       168209             5959.47         8/14/01
CITY OF HUNTINGTON BEACH                                 168211               57.52         8/14/01
CITY OF MESA                                             168212             1785.70         8/14/01
CITY OF PEORIA                                           168213             1570.66         8/14/01
CITY OF SCOTTSDALE                                       168215             1870.80         8/14/01
RANDY GODEKE, DIRECTOR                                   168283             1958.47         8/15/01
CITY OF COLORADO SPRINGS                                 168311             3191.67         8/16/01
NEVADA DEPARTMENT OF TAXATION                            168337             5301.22         8/16/01
CITY OF SNELLVILLE                                       168438              815.05         8/20/01
CITY OF SNELLVILLE                                       168439              150.00         8/20/01
INDIANA SECRETARY OF STATE                               168445               30.00         8/20/01
CITY OF HUNTINGTON BEACH                                 168477              500.00         8/21/01
CITY OF HUNTINGTON BEACH                                 168669               13.79         8/27/01
MOLLY Q RUHL, CLERK                                      168686              759.00         8/27/01
RADNOR TOWNSHIP                                          168692              296.40         8/27/01
CITY OF SNELLVILLE                                       167772             -965.05          8/3/01

                                                                          29,637.16

MERCHANDISE

Vendor Name                                              Check #         Check Amt         Check Date
-----------                                              -------         ----------        ----------
BINNEY & SMITH                                           167773            28643.01          8/6/01
CHICCO USA INC                                           167774            41400.00          8/6/01
EMERSON RADIO CORP                                       167775            60369.00          8/6/01
FRANKLIN SPORTS, INC                                     167776            31887.00          8/6/01
GEOSPACE PRODUCTS CO, INC                                167777             7152.00          8/6/01
IPI                                                      167778             5644.80          8/6/01
JACK OF ALL GAMES                                        167779            13826.40          8/6/01
PRESSMAN TOY CO                                          167780            86712.60          8/6/01
OFF-PRICE INC                                            167781           123111.00          8/6/01
VALLEY MEDIA, INC                                        167782             6614.19          8/6/01
INGRAM BOOK COMPANY                                      167842            75092.00          8/7/01
JACK OF ALL GAMES                                        167843            98421.84          8/7/01
UNCLE MILTON/UMI                                         167844            38220.00          8/7/01
WILD PLANET                                              167845            71323.92          8/7/01
FRANK SCHAFFER PUBLICATIONS                              167884            46273.92          8/7/01
ACTION PRODUCTS                                          167885             9180.00          8/8/01
BASIC FUN                                                167886            44609.76          8/8/01
BINNEY & SMITH                                           167887             7696.92          8/8/01
CREATIVITY FOR KIDS                                      167888             1468.87          8/8/01
INTERNATIONAL PLAYTHINGS, INC                            167890            26192.20          8/8/01
LAURI INC                                                167891            61594.20          8/8/01
LEARNING CURVE TOYS, LLC                                 167892           197490.02          8/8/01
LEARNING RESOURCES, INC                                  167893            45906.16          8/8/01
PAMELA DRAKE IMPORTS                                     167894            11178.00          8/8/01
POOF / JAMES INDUSTRIES                                  167895             4860.00          8/8/01
SANRIO, INC                                              167896            16383.35          8/8/01
VARIFLEX                                                 167897            13221.00          8/8/01
WINNING MOVES                                            167898            17122.80          8/8/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
WIZARDS OF THE COAST                                     167899            10445.76          8/8/01
JOUETS BO-JEUX TOYS INC                                  167966            59395.44          8/8/01
CREATIVITY FOR KIDS                                      168015            15186.94          8/9/01
DIMENSIONS                                               168016            17227.56          8/9/01
FISHER PRICE                                             168017           205982.88          8/9/01
FISHER-PRICE                                             168018            30000.00          8/9/01
GAMEWRIGHT INC                                           168019            21090.00          8/9/01
HARPER COLLINS PUBLISHERS                                168020            16876.44          8/9/01
HOHNER INC.                                              168021            10590.00          8/9/01
INGRAM BOOK COMPANY                                      168022            52765.00          8/9/01
ROSE ART INDUSTRIES                                      168023            46761.00          8/9/01
SASSY, INC                                               168024           108887.40          8/9/01
ALEX/PANLINE USA, INC                                    168025            63459.33         8/10/01
ALEXANDER DOLLS LOCK BOX                                 168026            12168.00         8/10/01
BASIC FUN                                                168027            81924.48         8/10/01
BUSY KIDS                                                168028            38373.36         8/10/01
HOBERMAN DESIGNS INC                                     168029            46148.40         8/10/01
LIGHTS, CAMERA & INTERACTION                             168030           115679.20         8/10/01
NASH MANUFACTURING                                       168031            23385.60         8/10/01
SANRIO, INC                                              168032              973.91         8/10/01
FISHER PRICE                                             168034           163817.96         8/10/01
HOBERMAN DESIGNS INC                                     168035            71260.20         8/10/01
JACK OF ALL GAMES                                        168036            21055.00         8/10/01
SIMON & SCHUSTER                                         168037            24790.44         8/10/01
VAST, INC                                                168038            63764.00         8/10/01
BONNE BELL INC                                           168084              131.31         8/13/01
JAKKS PACIFIC                                            168085             5580.36         8/13/01
CREATIVITY FOR KIDS                                      168086            60203.81         8/13/01
ALEX/PANLINE USA, INC                                    168087              562.50         8/13/01
CLUB EARTH                                               168088            12614.22         8/13/01
DK PUBLISHING                                            168089            21444.12         8/13/01
FISHER PRICE                                             168090           137352.00         8/13/01
HOBERMAN DESIGNS INC                                     168091            35853.30         8/13/01
INTERACTIVE TOY CONCEPTS (CAN)                           168092            34144.00         8/13/01
JACK OF ALL GAMES                                        168093            59096.00         8/13/01
NATURAL SCIENCE INDUSTRIES                               168094            46903.98         8/13/01
NIKKO AMERICA  INC.                                      168095            75792.00         8/13/01
PLAYMOBIL USA, INC                                       168096           113951.23         8/13/01
RAVENSBURGER INC                                         168097             6951.60         8/13/01
SWINGSET PRESS                                           168098             9462.00         8/13/01
CRAIG N COMPANY                                          168179            73000.00         8/14/01
MEADE INSTRUMENTS                                        168180            69980.00         8/14/01
VAST, INC                                                168181            53412.00         8/14/01
ACTION PRODUCTS                                          168182            41148.00         8/14/01
ALEX/PANLINE USA, INC                                    168183            11084.94         8/14/01
BASIC FUN                                                168184             9465.60         8/14/01
BOOK SALES                                               168185            29746.40         8/14/01
BRIO CORPORATION                                         168186            34569.20         8/14/01
IDEOPLASTOS                                              168188            20448.00         8/14/01
INTERNATIONAL PLAYTHINGS, INC                            168189            38381.10         8/14/01
LEARNING RESOURCES, INC                                  168190             5376.00         8/14/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
MYLEC                                                    168191            10800.00         8/14/01
NATURAL SCIENCE INDUSTRIES                               168192            80798.74         8/14/01
RAVENSBURGER INC                                         168193            24213.20         8/14/01
SANRIO, INC                                              168194           107167.49         8/14/01
UNIVERSITY GAMES                                         168195            13582.08         8/14/01
SASSY, INC                                               168196            43392.60         8/14/01
SPORT FUN, INC                                           168197            25982.37         8/14/01
UNIVERSITY GAMES                                         168198             3091.20         8/14/01
RADICA USA LTD                                           168199             4030.00         8/14/01
INTERNATIONAL PLAYTHINGS, INC                            168267            94508.46         8/14/01
ROSE ART INDUSTRIES                                      168289            55620.00         8/15/01
VAST, INC                                                168290            73770.00         8/15/01
ALEX                                                     168291             1903.44         8/15/01
INFOGRAMES, INC. TOTAL                                   168292              432.00         8/15/01
MARA MI                                                  168293              342.04         8/15/01
ROUNDER KIDS!                                            168294             1004.95         8/15/01
SANRIO C/O NANCY WONG                                    168295             1816.40         8/15/01
WIZARDS OF THE COAST                                     168296            31786.56         8/15/01
PLAYMOBIL USA, INC                                       168298           296511.66         8/16/01
HASBRO GAME GROUP                                        168299           177630.30         8/16/01
HARPER COLLINS PUBLISHERS                                168373            34863.84         8/16/01
HASBRO GAME GROUP                                        168374           100546.53         8/16/01
TIME WARNER TRADE PUBLISHING                             168375            53614.00         8/16/01
TY, INC                                                  168376           109698.00         8/16/01
VAST, INC                                                168377            41107.98         8/16/01
POOF / JAMES INDUSTRIES                                  168379             2985.60         8/16/01
WIZARDS OF THE COAST                                     168380            14552.64         8/16/01
ALEX/PANLINE USA, INC                                    168381            14328.28         8/17/01
CREATIVITY FOR KIDS                                      168382            12583.03         8/17/01
INTERIOR CONSUMER PRODUCTS                               168383            11316.00         8/17/01
POOF / JAMES INDUSTRIES                                  168384              426.00         8/17/01
QUINCRAFT CORP                                           168385            38236.80         8/17/01
SANRIO, INC                                              168386              388.55         8/17/01
SET                                                      168387             8553.60         8/17/01
SQUIRE BOONE VILLAGE                                     168388             9765.00         8/17/01
THE MAYA GROUP, INC                                      168389            19590.72         8/17/01
VALLEY MEDIA, INC                                        168390             8468.49         8/17/01
VARIFLEX                                                 168391            17610.00         8/17/01
LEGO SYSTEMS, INC                                        168426           691728.52         8/17/01
PLAYMOBIL USA, INC                                       168427            83597.74         8/17/01
AUTUMN PUBLISHING, LTD                                   168428            52519.75         8/20/01
BONNE BELL INC                                           168429              458.67         8/20/01
INTERIOR CONSUMER PRODUCTS                               168430            23184.00         8/20/01
SANRIO, INC                                              168431             1024.61         8/20/01
VALLEY MEDIA, INC                                        168432             4191.70         8/20/01
RANDOM HOUSE, INC                                        168461            55323.84         8/21/01
CREATIVITY FOR KIDS                                      168543             1291.63         8/21/01
VALLEY MEDIA, INC                                        168544              593.35         8/21/01
WIZARDS OF THE COAST                                     168545            44392.32         8/21/01
LEARNING CURVE TOYS, LLC                                 168546           218744.99         8/21/01
BRIO CORPORATION                                         168547            95298.76         8/22/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
SANRIO, INC                                              168548              936.95         8/22/01
THE MAYA GROUP, INC                                      168549            35809.08         8/22/01
FISHER PRICE                                             168550           349969.00         8/22/01
CREATIVITY FOR KIDS                                      168620            66429.23         8/22/01
BRIO CORPORATION                                         168621           134315.92         8/23/01
EMI-CAPITOL MUSIC                                        168622            19730.25         8/23/01
INFOGRAMES, INC.                                         168623           116760.00         8/23/01
JACK OF ALL GAMES                                        168624            55562.88         8/23/01
LIGHTS, CAMERA & INTERACTION                             168625            30637.56         8/23/01
OFF-PRICE INC                                            168626             9222.50         8/23/01
RANDOM HOUSE, INC                                        168627            38541.28         8/23/01
ROM MAN                                                  168628             9769.50         8/23/01
SPIN MASTER TOYS                                         168629             8700.00         8/23/01
HASBRO GAME GROUP                                        168637              334.36         8/23/01
BINNEY & SMITH                                           168638           116243.26         8/24/01
BOOK CLUB OF AMERICA                                     168639            12402.00         8/24/01
CREATIVITY FOR KIDS                                      168640            12291.92         8/24/01
FIRST ACT INC                                            168641            55486.12         8/24/01
OFF-PRICE INC                                            168642            94637.50         8/24/01
SANRIO, INC                                              168643            40492.17         8/24/01
SPIN MASTER TOYS                                         168644            51300.00         8/24/01
UNIVERSITY GAMES                                         168645             1680.00         8/24/01
VAST, INC                                                168646            51103.56         8/24/01
4KIDZ, INC                                               168647             9576.00         8/24/01
FISHER PRICE                                             168648            25500.00         8/27/01
FRANK SCHAFFER PUBLICATIONS                              168649            91856.40         8/27/01
HOBERMAN DESIGNS INC                                     168650            90387.00         8/27/01
LEGO SYSTEMS, INC                                        168651            16740.00         8/27/01
PLAYMOBIL USA, INC                                       168652            14617.74         8/27/01
PRESSMAN TOY CO                                          168653            43938.00         8/27/01
PUBLICATIONS INTERNATIONAL LTD                           168654           211130.73         8/27/01
TY, INC                                                  168655            11220.00         8/27/01
D&L COMPANY                                              168803            68599.50         8/28/01
INTERIOR CONSUMER PRODUCTS                               168804             6003.00         8/28/01
K'NEX INDUSTRIES, INC                                    168805             3113.82         8/28/01
MONDO USA INC.                                           168806             7957.00         8/28/01
NATURAL SCIENCE INDUSTRIES                               168807           133340.12         8/28/01
OFF-PRICE INC                                            168808            11880.00         8/28/01
THE CIT GROUP                                            168809             4158.00         8/28/01
UNIVERSITY GAMES                                         168810            21389.76         8/28/01
WIZARDS OF THE COAST                                     168811            18025.92         8/28/01
FISHER PRICE                                             168812           101718.10         8/29/01
JACK OF ALL GAMES                                        168813            73673.60         8/29/01
PARENTBANC                                               168814            42000.00         8/29/01
UNCLE MILTON/UMI                                         168815            98481.12         8/29/01
ACTION PRODUCTS                                          168816            30420.00         8/29/01
BINNEY & SMITH                                           168817            63156.98         8/29/01
BRIO CORPORATION                                         168818            21558.24         8/29/01
DARDA , INC                                              168819            39812.10         8/29/01
INTERNATIONAL PLAYTHINGS, INC                            168820            42109.47         8/29/01
K'NEX INDUSTRIES, INC                                    168821            76332.11         8/29/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
LIGHTS, CAMERA & INTERACTION                             168822             3738.83         8/29/01
LEARNING CURVE TOYS, LLC                                 168823            76869.54         8/29/01
BONNE BELL INC                                           168897              452.91         8/30/01
CREATIVITY FOR KIDS                                      168898            44683.67         8/30/01
D&L COMPANY                                              168899            41145.50         8/30/01
KIDS II, INC                                             168901            40314.34         8/30/01
NATURAL SCIENCE INDUSTRIES                               168902            13532.05         8/30/01
OFF-PRICE INC                                            168903            26640.00         8/30/01
SANRIO, INC                                              168904            79169.97         8/30/01
SMALL WORLD                                              168905            14604.48         8/30/01
STRAIGHT EDGE                                            168906            11188.80         8/30/01
THE MAYA GROUP, INC                                      168907             1224.00         8/30/01
TOY CRAZE INC                                            168908              635.04         8/30/01
K'NEX INDUSTRIES, INC                                    168909            88143.52         8/30/01
FISHER PRICE                                             169101           433558.30         8/31/01
K'NEX INDUSTRIES, INC                                    169102            46800.00         8/31/01
LEGO SYSTEMS, INC                                        169103           151012.22         8/31/01
MANHATTAN GROUP                                          169104           295619.40         8/31/01
PUBLICATIONS INTERNATIONAL LTD                           169105           104680.00         8/31/01
TY, INC                                                  169106           129510.00         8/31/01
VAST, INC                                                169107            55948.00         8/31/01
ACTION PRODUCTS                                          169108            63756.00         8/31/01
ALEX/PANLINE USA, INC                                    169109            52588.74         8/31/01
BINARY ARTS                                              169110            19437.00         8/31/01
BINNEY & SMITH                                           169111            15628.06         8/31/01
BUSY KIDS                                                169112            26894.97         8/31/01
CALIFORNIA PAK INTERNATIONAL,I                           169113            21815.50         8/31/01
CHENILLE KRAFT CO                                        169114            13130.50         8/31/01
CLUB EARTH                                               169115              402.21         8/31/01
CRANIUM                                                  169116            22680.00         8/31/01
CURIOSITY KITS, INC.                                     169117           124833.59         8/31/01
CURIOUS TOYS                                             169118            25747.00         8/31/01
D&L COMPANY                                              169119           100183.50         8/31/01
DAZY, INC                                                169120            15750.00         8/31/01
DK PUBLISHING                                            169121                4.09         8/31/01
ENCORE SOFTWARE                                          169122            10080.00         8/31/01
FUNCRAFT PLANES INC                                      169123            13162.56         8/31/01
HANDS ON TOYS                                            169124            13972.50         8/31/01
INSECT LORE PRODUCTS                                     169125            16092.00         8/31/01
INTERART DISTRIBUTION                                    169126            80035.35         8/31/01
KIDS TOUCH                                               169127            20822.50         8/31/01
KLUTZ                                                    169128           334510.64         8/31/01
LARAMI LTD                                               169129            17100.00         8/31/01
LEARNING RESOURCES, INC                                  169130            83835.00         8/31/01
MEGA MARBLES/ VACOR USA                                  169131            15971.67         8/31/01
NASH MANUFACTURING                                       169132             4470.00         8/31/01
OFF-PRICE INC                                            169133            36000.00         8/31/01
POOF / JAMES INDUSTRIES                                  169134            16740.00         8/31/01
RITVIK                                                   169135            23135.84         8/31/01
SANRIO, INC                                              169136            50008.42         8/31/01
SELECTIVE FACTORS                                        169137             5571.60         8/31/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
SMALL WORLD                                              169138            83243.88         8/31/01
SUNTEX INTERNATIONAL                                     169139             9440.00         8/31/01
TEDCO INC                                                169140             1961.40         8/31/01
UNIVERSITY GAMES                                         169142            13582.08         8/31/01
WINCELL INTERNATIONAL INC                                169143            52185.00         8/31/01
WREBBIT INC                                              169144            15044.40         8/31/01
Merch Wire                                                 WIRE           56,826.68          8/6/01
Merch Wire                                                 WIRE            9,000.00          8/6/01
Merch Wire                                                 WIRE            8,509.25          8/6/01
Merch Wire                                                 WIRE          182,390.00          8/8/01
Merch Wire                                                 WIRE           63,666.02          8/8/01
Merch Wire                                                 WIRE          249,104.00          8/9/01
Merch Wire                                                 WIRE          161,220.00          8/9/01
Merch Wire                                                 WIRE           53,148.10          8/9/01
Merch Wire                                                 WIRE           39,000.00          8/9/01
Merch Wire                                                 WIRE           31,909.68          8/9/01
Merch Wire                                                 WIRE           15,926.40          8/9/01
Merch Wire                                                 WIRE          111,158.00         8/10/01
Merch Wire                                                 WIRE            2,884.31         8/10/01
Merch Wire                                                 WIRE           184633.50         8/13/01
Merch Wire                                                 WIRE            91054.08         8/15/01
Merch Wire                                                 WIRE            65002.13         8/15/01
Merch Wire                                                 WIRE            27144.00         8/15/01
Merch Wire                                                 WIRE             9655.05         8/15/01
Merch Wire                                                 WIRE             3310.65         8/15/01
Merch Wire                                                 WIRE            99856.40         8/16/01
Merch Wire                                                 WIRE            53182.80         8/16/01
Merch Wire                                                 WIRE            19140.00         8/16/01
Merch Wire                                                 WIRE            29121.00         8/17/01
Merch Wire                                                 WIRE           220638.30         8/20/01
Merch Wire                                                 WIRE            64845.00         8/20/01
Merch Wire                                                 WIRE             3554.96         8/20/01
Merch Wire                                                 WIRE           545778.60         8/21/01
Merch Wire                                                 WIRE            56725.68         8/21/01
Merch Wire                                                 WIRE            17246.41         8/21/01
Merch Wire                                                 WIRE            58671.70         8/22/01
Merch Wire                                                 WIRE            45501.78         8/24/01
Merch Wire                                                 WIRE           176015.22         8/27/01
Merch Wire                                                 WIRE            41213.76         8/27/01
Merch Wire                                                 WIRE            15834.00         8/27/01

                                                                      14,922,829.14

RENT

Vendor Name                                              Check #          Check Amt       Check Date
-----------                                              -------          ----------      ----------
WINCHESTER CENTER LLC                                    167840             2069.24          8/6/01
RESTON SPECTRUM LP                                       167937              614.97          8/8/01
NEW AGE KALEIDOESCOPE LLC                                167997             7983.01          8/9/01
BET INVESTMENTS                                          168204             5413.89         8/14/01
PRESIDENTIAL MARKET CENTER LLC                           168246              135.86         8/14/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------

BENDERSON 1985-1 TRUST                                   168437             2611.90         8/20/01
CONCORD GALLERY                                          168440             1017.50         8/20/01
FASHION CENTER LLC                                       168488             2957.63         8/21/01
WARNER MARKETPLACE, LLC                                  168537             4500.00         8/21/01
KIR BRIDGEWATER 573,LLC  (409)                           168580                8.85         8/22/01
BENDERSON 1985-1 TRUST                                   168661             5459.67         8/27/01
BEST BUY METRO CENTER                                    168662               47.34         8/27/01
CONCORDE PARTNERS LLLP                                   168671              554.41         8/27/01
HUNTERS SQUARE COMPANY LLC                               168677             5403.02         8/27/01
NEPTUNE ASSOCIATES                                       168688             5195.33         8/27/01
TREECO/CENTERS LP                                        168701              274.12         8/27/01
WOODMEN RETAIL CENTER, LLC                               168709                7.38         8/27/01
DDRC P&M DEER PARK TOWN CTR LL                           168839               27.49         8/29/01
WHITEMARSH INVESTMENT ASSOC                              168893             3548.42         8/29/01
DIXIE ASSOCIATES                                         168896              313.12         8/29/01
AAC- ARBORETUM JOINT VENTURE#3                           168910            23554.91          9/1/01
AMERISHOP WOODRUFF, LLC                                  168911            13049.75          9/1/01
AMUSEMENT-CENTRAL,LLC                                    168912            10160.07          9/1/01
ARROWHEAD PALMS LLC                                      168913            16996.02          9/1/01
BAYER RETAIL COMPANY, LLC                                168914            18640.57          9/1/01
BELZ PARK PLACE, LP                                      168915            15857.08          9/1/01
BENDERSON 1985-1 TRUST                                   168916            32869.83          9/1/01
BEST BUY METRO CENTER                                    168917            34287.15          9/1/01
BET INVESTMENTS                                          168918            19487.16          9/1/01
BEVERLY PLAZA                                            168919            17502.16          9/1/01
BLOUIN REALTY INC.                                       168920            22962.78          9/1/01
BOCA-SOMERSET LP                                         168921            22904.97          9/1/01
BRADLEY FAIR ONE, LLC                                    168922            17746.00          9/1/01
BRAINTREE PROP ASSOC. LP SOUTH                           168923              460.00          9/1/01
BRENTWOOD PLAZA RONALD R PAGAN                           168924            19962.44          9/1/01
BRIDGEPOINTE LLC                                         168925            19680.72          9/1/01
CAROUSEL CENTER CO.  LP                                  168926            27225.62          9/1/01
CHARLESTOWNE MALL,L.L.C.                                 168927            10951.19          9/1/01
CHENAL COMMONS                                           168928            13793.33          9/1/01
CI VIRGINIA BEACH LTD PARTNERS                           168929            18891.34          9/1/01
CIRCLE PLAZA                                             168930            26001.82          9/1/01
CITRUS PARK VENTURE LP                                   168931            14091.07          9/1/01
COMMUNITY CENTERS ONE, LLC                               168932            75522.62          9/1/01
COMMUNITY CENTERS TWO, LLC                               168933            14470.76          9/1/01
CONCORD GALLERY                                          168934            18564.00          9/1/01
CONCORDE PARTNERS LLLP                                   168935            21496.17          9/1/01
CONNECTICUT GENERAL LIFE INS C                           168936            13977.84          9/1/01
CONTINENTAL 45 FUND LP                                   168937            20151.03          9/1/01
CORRIGAN PROPERTIES INC                                  168938            21112.25          9/1/01
CP VENTURE THREE LLC                                     168939            19896.00          9/1/01
CPI-PICKETT LLC                                          168940            28988.35          9/1/01
CROSSROADS ASSOCIATES                                    168941            14991.66          9/1/01
DALEN/RUBLOFF GURNEE LLC                                 168942             3091.67          9/1/01
DALLAS GALLERIA LTD                                      168943            23376.09          9/1/01
DANBURY FAIR MALL MARKETING FU                           168944              242.50          9/1/01
DANBURY MALL ASSOCIATES                                  168945            22081.90          9/1/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
DAYTON TOWN AND COUNTRY                                  168946            14655.94          9/1/01
DD OF TENNESSEE INC                                      168947            16498.57          9/1/01
DDRC P&M DEER PARK TOWN CTR LL                           168948            15708.35          9/1/01
DELTAMEX (USA), INC.                                     168949            28271.10          9/1/01
DIXIE ASSOCIATES                                         168950            14554.56          9/1/01
DOLLINGER-WESTLAKE ASSOCIATES                            168951            19736.00          9/1/01
DSRG-CREEKSIDE TOWN CENTER                               168952            21353.25          9/1/01
EAST GATE CTR LTD PARTNERSHIP                            168953            19967.83          9/1/01
EASTCHESTER ASSOCIATES LP                                168954            17977.98          9/1/01
EASTON MARKET LLC                                        168955            18756.66          9/1/01
EASTVIEW MALL MKTG. FUND                                 168956              380.83          9/1/01
EDENS CENTER ASSOCIATES                                  168957            30231.73          9/1/01
EQUITY PROP & DEVELOPMENT, LP                            168958            33142.94          9/1/01
EW COLUMBIA, LLC                                         168959            14301.16          9/1/01
FASHION CENTER LLC                                       168960            30039.20          9/1/01
FASHION MALL COMMONS                                     168961            15528.13          9/1/01
FEDERAL REALTY - CONGRESSIONAL                           168962            35595.66          9/1/01
FOX VALLEY LLC                                           168963            31888.12          9/1/01
FREEHOLD RACEWAY MARKETING FUN                           168964              391.21          9/1/01
FREEMALL ASSOCIATES,LLC                                  168965            27379.90          9/1/01
FREMONT HUB SHOPPING CENTER                              168966            19829.80          9/1/01
GARABET KARAKELIAN                                       168967            16416.67          9/1/01
GFS REALTY, INC                                          168968            17934.98          9/1/01
GGP HOMART II LLC                                        168969            21638.00          9/1/01
GGP LIMITED PARTNERSHIP                                  168970            24062.00          9/1/01
GINSBURG DEVELOPMENT LLC                                 168971            28769.93          9/1/01
GOODMAN/LANDMARK ONE                                     168972            17689.31          9/1/01
GREAT EASTERN MALL                                       168973            23930.71          9/1/01
GREENCOVE ASSOCIATES LLC                                 168974            27320.08          9/1/01
GS BRENTWOOD LLC                                         168975            23744.82          9/1/01
HACIENDA CROSSING                                        168976            17635.17          9/1/01
HASTINGS VILLAGE INVESTMENT CO                           168977            18810.00          9/1/01
HAWTHORNE CENTRE ASSOCIATES                              168978            11207.25          9/1/01
HC ATLANTIC DEVELOPEMENT                                 168979            25859.57          9/1/01
HUBERT REALTY COMPANY                                    168980            23835.00          9/1/01
HUNTERS SQUARE COMPANY LLC                               168981            27099.75          9/1/01
HUNTINGTON CENTER ASSOCIATE, L                           168982            21121.87          9/1/01
INDIGO PROPERTIES LP                                     168983            13133.34          9/1/01
INLAND COMMERCIAL PROP.MGT.                              168984            18800.91          9/1/01
INLAND COMMERCIAL PROPERTY MGT                           168985            16675.37          9/1/01
INLAND COMMERCIAL PROPERTY MGT                           168986            29902.93          9/1/01
INLAND COMMERICAL PROP MGMT                              168987            22704.01          9/1/01
IRVINE RETAIL PROPERTIES CO                              168988            33316.32          9/1/01
JEFFREY R ANDERSON REAL ESTATE                           168989            22945.97          9/1/01
KENTLANDS II,  LLC                                       168990            17587.50          9/1/01
KIR AUGUSTA II, LP    (307)                              168991            14007.01          9/1/01
KIR BRIDGEWATER 573,LLC  (409)                           168992            52009.06          9/1/01
KIR NORTHWEST SQUARE, LP                                 168993            17615.33          9/1/01
KIR SMOKETOWN STATION, LP                                168994            18530.57          9/1/01
LAKE COOK ROAD CORP LOCKBOX                              168995            44303.11          9/1/01
LIBERTY PROPERTY LTD PRTNRSHIP                           168996           106379.77          9/1/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
M&H REALTY PARTNERS LP                                   168997            19943.90          9/1/01
MAAMCA                                                   168998            12161.72          9/1/01
MACERICH PARTNERSHIP                                     168999            17814.32          9/1/01
MANCHESTER I-84 ASSOC.                                   169000            25893.53          9/1/01
MANEKIN AYLESBURY, LLP                                   169001            20482.94          9/1/01
MARIPOSA INVESTMENT GROUP                                169002            19114.50          9/1/01
MBK NORTHWEST                                            169003            19277.33          9/1/01
MERIDIAN ANNEX PARTNERS                                  169004            10753.60          9/1/01
METROPOLITAN LIFE INSURANCE CO                           169005            17962.33          9/1/01
MID-AMERICA MANAGEMENT CORP                              169006            19053.42          9/1/01
MOR SNOWDEN SQUARE 2 LTD                                 169007            18591.83          9/1/01
MR ROBERT HAYES                                          169008            18044.00          9/1/01
NEPTUNE ASSOCIATES                                       169009            26416.67          9/1/01
NEW AGE KALEIDOESCOPE LLC                                169010             8338.00          9/1/01
NEW CENTURY ASSOC                                        169011            18306.24          9/1/01
NORTHPOINT SHOP CENTER FREED/N                           169012            23252.33          9/1/01
NORTHVILLE JOINT VENTURE                                 169013            29483.70          9/1/01
NORTHWAY GROUP,LP SWWP ACCOUNT                           169014            13862.34          9/1/01
OPUS NW MANAGEMENT, LLC BILLIN                           169015            19142.83          9/1/01
ORANGE TOWN & COUNTRY, LLC                               169016            23951.00          9/1/01
OXFORD VALLEY ROAD ASSOCIATES,                           169017            23805.55          9/1/01
PACE-CENTRAL ASSOCIATES, LLC                             169018            15802.84          9/1/01
PAN PACIFIC RETAIL PROPERTIES                            169019            15235.88          9/1/01
PAROLE TOWN CENTER ASSOC                                 169020            24457.10          9/1/01
PEDERSON/BVT PROMENADE ASSC                              169021            18955.95          9/1/01
PENN CENTER MANAGEMENT CORP                              169022            15864.25          9/1/01
PFEIFLEY COMPANY, LLC                                    169023            31365.18          9/1/01
PITV                                                     169024            17747.67          9/1/01
PLANTATION                                               169025            17552.41          9/1/01
POST PLAZA LLC                                           169026            20211.73          9/1/01
POTOMAC YARD RETAIL, INC                                 169027            20957.88          9/1/01
PPR REDMOND RETAIL LLC                                   169028            20127.50          9/1/01
PRESIDENTIAL MARKET CENTER LLC                           169029            10389.00          9/1/01
PRESTON SHEPARD PLACE                                    169030            14271.72          9/1/01
PRICE REIT PROPERTIES,LLC                                169031            16240.92          9/1/01
PRINCIPAL MUTUTAL LIFE                                   169032            20026.74          9/1/01
PYRAMID CROSSGATES CO. THE CLI                           169033            28673.79          9/1/01
QS MARKETPLACE LIMITED PARTNER                           169034            11291.44          9/1/01
RAINBOW INVESTMENT CO                                    169035            19632.61          9/1/01
RESTON SPECTRUM LP                                       169036            28581.66          9/1/01
RETAIL PROPERTY TUST                                     169037            28778.40          9/1/01
RIVER PARK PROPERTIES II                                 169038            16102.10          9/1/01
RMS INVESTMENT CORP                                      169039            14585.56          9/1/01
RODERICK ENTERPRISES                                     169040            18584.88          9/1/01
ROYCE REALTY INC                                         169041            19351.08          9/1/01
RREEF MANAGEMENT COMPANY GATEW                           169042            18747.62          9/1/01
SANDY SPRINGS PLAZA ASSOC, LP                            169043            20666.25          9/1/01
SAUL HOLDINGS LTD PARTNERSHIP                            169044            30109.31          9/1/01
SAUL SUBSIDIARY I LTD                                    169045            12091.16          9/1/01
SCHAFERICHARDSON, INC                                    169046            20823.17          9/1/01
SCHAUMBURG COURT LP                                      169047            28687.50          9/1/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
SCHMIDT INVESTMENTS, LTD.                                169048            16438.28          9/1/01
SHOPS AT OAKS BROOK PLACE, LP                            169049            29413.00          9/1/01
SMITH HAVEN CENTER ASSOC ID#77                           169050            22333.33          9/1/01
SOUTHLAKE CENTRAL VENTURE                                169051            18585.02          9/1/01
SOUTHPOINTE PAVILIONS                                    169052             9859.57          9/1/01
SPP REAL ESTATE INC. TRAMMEL C                           169053            26599.17          9/1/01
SPRINGFIELD - RT 22 LP                                   169054            60987.26          9/1/01
STRATFORD SQUARE LTD.                                    169055            11137.60          9/1/01
SUMMIT MALL                                              169056              250.00          9/1/01
SUNIL PURI, LLC                                          169057            15833.33          9/1/01
SUNRISE MALL ASSOCIATES                                  169058            24729.60          9/1/01
TARTAGLIA ASSOCIATES LP                                  169059            27815.83          9/1/01
TCW/AIM ALASKA PERM FUND                                 169060            24454.09          9/1/01
THE CORNERS                                              169061            17785.00          9/1/01
THE FLATLEY COMPANY                                      169062            20138.55          9/1/01
THE SHOPS @BORDERS/MEADOW'S ED                           169063            27910.13          9/1/01
THE SHOPS AT ONE ORCHARD PLACE                           169064            30967.91          9/1/01
TOWN & COUNTRY PARTNERSHI                                169065            19588.60          9/1/01
TOWNSEND PROPERTY TRUST LMTD.                            169066            57598.55          9/1/01
TREECO/CENTERS LP                                        169067            22936.47          9/1/01
TREECO/HYLAN LIMITED                                     169068            27979.46          9/1/01
TYCON COMPANIES, INC                                     169069            17399.56          9/1/01
USRP TEXAN,LP                                            169070            19117.08          9/1/01
USRP TEXAS, LP                                           169071            13686.67          9/1/01
VALENCIA TOWN CENTER ASSOCIATE                           169072            18421.17          9/1/01
VESTAR ARIZONA XVI                                       169073            17689.87          9/1/01
VESTAR ARIZONA XXVI, LLC                                 169074            16135.89          9/1/01
W. W. R. ASSOCIATES                                      169075            22199.84          9/1/01
WARNER MARKETPLACE, LLC                                  169076            26163.00          9/1/01
WAYNE RETAIL LLC                                         169077            32610.77          9/1/01
WEINGARTEN REALTY MANAGEMENT C                           169078            15733.00          9/1/01
WEINREB MANAGEMENT                                       169079            31250.00          9/1/01
WESTWOOD TOWN CENTER, LLC                                169080            13214.62          9/1/01
WHITEMAK ASSOCIATES                                      169081            15047.23          9/1/01
WHITEMARSH INVESTMENT ASSOC                              169082            24472.94          9/1/01
WILLOWS CENTER CONCORD, LLC                              169083            20411.82          9/1/01
WINCHESTER CENTER LLC                                    169084            20678.00          9/1/01
WINDSOR GREEN INVESTORS LLC                              169085            22387.65          9/1/01
WOODMEN RETAIL CENTER, LLC                               169086            14028.87          9/1/01
111 EAST 85TH ST OWNERS                                  169087            12578.12          9/1/01
140TH & CENTER STREETS, L.L.C.                           169088            15207.50          9/1/01
1541-SIMON PROPERTY GROUP (TX)                           169089            16845.00          9/1/01
201 N. BRAND LLC                                         169090            25048.42          9/1/01
2163 N CLYBOURN LTD. RN REALTY                           169091            26938.36          9/1/01
3200 HOLCOMB BRIDGE ROAD ASSOC                           169092            24355.38          9/1/01
3644 LONG BEACH ROAD,LLC                                 169093            22786.74          9/1/01
4508 SIMON PROPERTY GROUP, LP                            169094            12935.76          9/1/01
4666 SHOPPING CNTR ASSOCIATION                           169095            32491.87          9/1/01
4838 - BRAINTREE PROPERTY ASSO                           169096            34977.16          9/1/01
4922 MAYFLOWER LIBERTY TREE LL                           169097            16739.65          9/1/01
9570 DEBARTOLO CAPITAL PARTNER                           169098            18334.69          9/1/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
                                                                       4,099,149.96

OTHER RENTS

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
IKON PHILADELPHIA BDS                                    167823              195.57          8/6/01
PITNEY BOWES                                             168002              854.80          8/9/01
PITNEY BOWES MANAGEMENT SERVIC                           168003             2651.18          8/9/01
IKON PHILADELPHIA BDS                                    168129             1000.63         8/13/01
IKON PHILADELPHIA BDS                                    168228              698.54         8/14/01
PITNEY BOWES MANAGEMENT SERVIC                           168281             2194.98         8/15/01
IKON PHILADELPHIA BDS                                    168328             1227.24         8/16/01
PITNEY BOWES MANAGEMENT SERVIC                           168588             2670.14         8/22/01
PITNEY BOWES                                             168634             2195.51         8/23/01
IKON PHILADELPHIA BDS                                    168678              927.70         8/27/01
PITNEY BOWES MANAGEMENT SERVIC                           168776             2194.98         8/28/01
IKON PHILADELPHIA BDS                                    168847              424.00         8/29/01
PITNEY BOWES                                             169099              216.25         8/30/01

                                                                          17,451.52

LEASES

Vendor Name                                              Check #          Check Amt       Check Date
-----------                                              -------          ----------      ----------
PITNEY BOWES INC                                         167932             1758.25          8/8/01
MATERIAL HANDLING SUPPLY INC                             168235             5008.50         8/14/01
PENSKE TRUCK LEASING CO.,L.P.                            168288             4476.70         8/15/01
PITNEY BOWES INC                                         168451              302.19         8/20/01
MATERIAL HANDLING SUPPLY INC                             168763             1272.00         8/28/01
PITNEY BOWES INC                                         168775             5298.40         8/28/01
MILLER TRUCK LEASING COMPANY                             168854             1400.00         8/29/01

                                                                          19,516.04

INSURANCE

Vendor Name                                              Check #          Check Amt       Check Date
-----------                                              -------          ----------      ----------
SYKES HEALTH PLAN SERVICES                               167806              772.08          8/6/01
PRUDENTIAL INVESTMENTS                                   168068             1000.00         8/10/01
MERRILL LYNCH,PIERCE,FENNER&SM                           168142             9492.50         8/13/01
AON RISK SERVICES, INC OF PA                             168302            46651.82         8/16/01
FLEX ONE                                                 168323            17320.56         8/16/01
AON RISK SERVICES, INC OF PA                             168435            64260.00         8/20/01
MERRILL LYNCH,PIERCE,FENNER &                            168448            16135.76         8/20/01
FLEX ONE                                                 168489               30.00         8/21/01
AFLAC                                                      WIRE            1,032.87          8/6/01
AFLAC                                                      WIRE              384.62          8/8/01
CoreSource                                                 WIRE           32,890.88          8/6/01
AFLAC                                                      WIRE              807.75         8/16/01
CoreSource                                                 WIRE            64346.47         8/17/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
AFLAC                                                      WIRE              288.46         8/20/01
AFLAC                                                      WIRE              288.45         8/21/01
AFLAC                                                      WIRE              499.98         8/24/01
CoreSource                                                 WIRE           104980.86         8/27/01

                                                                         361,183.06

ADMINISTRATIVE

Vendor Name                                              Check #          Check Amt       Check Date
-----------                                              -------          ----------      ----------
ALLEN SCREEN AND DIGITAL PRINT                           167784             2606.43          8/6/01
DEBORAH HARRY & ASSOCIATES                               167786              785.83          8/6/01
FORTNA, INC                                              167789             6982.43          8/6/01
ILLINIOS DEPT OF REVENUE                                 167791              830.00          8/6/01
MURFREESBORO POLICE ANNEX                                167796               25.00          8/6/01
SFI                                                      167802              109.99          8/6/01
SOURCE ONE PERSONNEL, INC                                167804             9778.93          8/6/01
SUNBELT CONTAINER, INC                                   167805             1932.13          8/6/01
ANDERSON KNIGHT                                          167812              371.50          8/6/01
AT&T WIRELESS SERVICES                                   167813             4819.54          8/6/01
ORKIN EXTERMINATING                                      167833               38.50          8/6/01
POLAND SPRING                                            167836               86.33          8/6/01
AKIN,GUMP,STRAUSS,HAUER & FELD                           167846               92.23          8/7/01
ALLEN SCREEN AND DIGITAL PRINT                           167847              140.54          8/7/01
MONARCH MARKING                                          167857             8557.23          8/7/01
RELIZON                                                  167858            38036.78          8/7/01
ROTO-ROOTER-CHICAGO                                      167859               52.45          8/7/01
WAI-YEE CHAN                                             167865              150.00          8/7/01
WASHINGTON INVENTORY SERVICE                             167866            56663.27          8/7/01
ALLEN SCREEN AND DIGITAL PRINT                           167903             8667.71          8/8/01
MONARCH MARKING                                          167927             3473.86          8/8/01
NEWSPAPER SERVICES OF AMERICA                            167928            17800.00          8/8/01
STERLING COMMERCE CVG                                    167949              921.14          8/8/01
THE BAILEY COMPANY                                       167950             1087.50          8/8/01
THE LOGAN TOWNSHIP MUNICIPAL U                           167951             1440.00          8/8/01
UNITED INSURANCE CONSULTANTS                             167953             3495.98          8/8/01
CHOICE IMAGING                                           167972              125.00          8/9/01
CUSTOMER SERVICE INSIGHTS                                167980             9212.48          8/9/01
FEDERAL EXPRESS CORP                                     167986              730.68          8/9/01
MINOLTA BUSINESS SOLUTIONS                               167995              185.00          8/9/01
REAL MUSIC FOR KIDS                                      168005             2000.00          8/9/01
SOURCE ONE PERSONNEL, INC                                168009             4726.36          8/9/01
TELESPECTRUM WORLDWIDE, INC.                             168011             2005.95          8/9/01
AT&T WIRELESS SERVICES                                   168043             3235.02         8/10/01
KFORCE.COM (ATLANTA,GA)                                  168057             4528.11         8/10/01
MINOLTA BUSINESS SOLUTIONS                               168063              330.34         8/10/01
TROUT FISHING IN AMERICA                                 168077              884.00         8/10/01
UNITED INSURANCE CONSULTANTS                             168078             7000.00         8/10/01
VERIZON                                                  168079              292.94         8/10/01
WELLS FARGO FINANCIAL LEASING                            168082              773.91         8/10/01
ALLEN SCREEN AND DIGITAL PRINT                           168101              686.20         8/13/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
ARAMARK REFRESHMENT SERVICES                             168106               52.50         8/13/01
BLOCH BUSINESS MACHINES                                  168111               55.32         8/13/01
CINGULAR                                                 168117              555.65         8/13/01
E-Z PASS  NEW YORK SERVICE CEN                           168122             1264.15         8/13/01
GENE & GEORGE SMITH TRUCKING                             168126             1056.98         8/13/01
PLANET TECHNOLOGY SOLUTIONS                              168152            35679.95         8/13/01
SESECO INC.                                              168161               61.00         8/13/01
SIEMENS ENTERPRISE NETWORKS,LL                           168162             5954.93         8/13/01
STOCKTRANS                                               168167              398.65         8/13/01
THE HERTZ CORPORATION                                    168170             3534.21         8/13/01
XPECT FIRST AID                                          168177               56.34         8/13/01
APPLIED DIGITAL SOLUTIONS                                168203             1624.29         8/14/01
BOBBY L TAYLOR                                           168205             1200.00         8/14/01
CHOICE IMAGING                                           168207              210.00         8/14/01
DELAWARE VALLEY LIFT TRUCK INC                           168222               80.68         8/14/01
GARRISON SERVICE COMPANY                                 168226              490.56         8/14/01
MURFREESBORO POLICE ANNEX                                168237               25.00         8/14/01
PLANET TECHNOLOGY SOLUTIONS                              168245             5053.18         8/14/01
RANDSTAD                                                 168249              976.69         8/14/01
RPE OUTSOURCING, LLC                                     168252            22916.50         8/14/01
SOURCE ONE PERSONNEL, INC                                168255            10569.79         8/14/01
SPRINGHOUSE COMPUTER SCHOOL                              168258             1500.00         8/14/01
STRATUS SERVICES GROUP,INC                               168260            13832.58         8/14/01
DEBORAH HARRY & ASSOCIATES                               168270              823.33         8/15/01
ANDERSON KNIGHT                                          168301             1222.24         8/16/01
AT&T                                                     168304                5.91         8/16/01
COMMISSIONER OF PATENTS&TRADEM                           168315              150.00         8/16/01
DAVIS ADVERTISING INC                                    168317              856.71         8/16/01
ECKERT SEAMANS CHERIN &MELLOTT                           168320             1581.29         8/16/01
FORTNA, INC                                              168325              922.77         8/16/01
IRON MOUNTAIN                                            168329            19286.80         8/16/01
MICHAEL'S DELI                                           168332               32.27         8/16/01
MONARCH MARKING                                          168333              229.74         8/16/01
NEXTEL COMMUNICATIONS                                    168339              269.57         8/16/01
RETAIL PROCESS ENGINEERING,LLC                           168353            13030.00         8/16/01
RIVERFRONT HEALTH SYSTEMS                                168354              205.00         8/16/01
TDS TELECOM                                              168361              141.24         8/16/01
WASHINGTON INVENTORY SERVICE                             168371             2000.00         8/16/01
APPLIED DIGITAL SOLUTIONS                                168395              862.03         8/17/01
AVM OFFICE COFFEE SERVICES                               168396               72.00         8/17/01
CORPORATE SOURCE                                         168399              199.02         8/17/01
EMPLOYEE HEALTH CENTER                                   168402               40.00         8/17/01
F.P. DUFFY, INC.                                         168403             1568.00         8/17/01
KFORCE.COM (ATLANTA,GA)                                  168405             7127.69         8/17/01
MACKIN & DOWD DESIGN, INC                                168406             2779.32         8/17/01
POLAND SPRING                                            168415               36.12         8/17/01
SFI                                                      168420               33.44         8/17/01
SUNBELT CONTAINER, INC                                   168423             2795.00         8/17/01
F.P. DUFFY, INC.                                         168442             3702.30         8/20/01
KELLY SERVICES, INC                                      168446             2911.80         8/20/01
LEXIS-NEXIS                                              168447              200.00         8/20/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
MIDDLE TENNESSEE INDUSTRIAL TI                           168449              159.29         8/20/01
RANDSTAD                                                 168452             1049.62         8/20/01
RECRUITING REFERRAL SERVICE                              168453              400.00         8/20/01
RR DONNELLEY RECEIVABLES,INC                             168454             1468.59         8/20/01
SPECTRUM MARKETING COMMUN                                168457              121.24         8/20/01
THE BAILEY COMPANY                                       168458             1087.50         8/20/01
SFI                                                      168460              453.75         8/20/01
ADP, INC.                                                168462              750.00         8/21/01
BROWNING-FERRIS INDUSTRIES                               168474             1671.54         8/21/01
DEBORAH HARRY & ASSOCIATES                               168485             1060.83         8/21/01
INTERNATIONAL MASCOT CORP                                168493             2000.00         8/21/01
MID-ATLANTIC SECURITY,INC                                168508               90.00         8/21/01
SKYTEL                                                   168523              187.40         8/21/01
STOCKTRANS                                               168528              423.17         8/21/01
USREFRESH                                                168533               99.84         8/21/01
DELAWARE VALLEY LIFT TRUCK INC                           168566              123.00         8/22/01
DUFFY'S                                                  168569               69.64         8/22/01
F.P. DUFFY, INC.                                         168571             7118.50         8/22/01
FORMCENTER                                               168575              251.57         8/22/01
RETAIL PROCESS ENGINEERING,LLC                           168597            35330.00         8/22/01
SFI                                                      168601              322.87         8/22/01
TOYOTA MOTOR CREDIT CORP. COMM                           168608             1274.31         8/22/01
ADP, INC.                                                168657             4369.46         8/27/01
AMERICAN STUDENT LIST                                    168658            10000.00         8/27/01
BSB BANK & TRUST                                         168663             1356.80         8/27/01
CENTRAL PARKING SYSTEMS                                  168665              425.00         8/27/01
EVENT SOUND & LIGHTING                                   168674              580.00         8/27/01
FIRST ALARM SECURITY & PATROL,                           168676             2440.00         8/27/01
INSIGHT                                                  168679               62.53         8/27/01
NYC DEPARTMENT OF FINANCE                                168689               77.42         8/27/01
RELIZON                                                  168693             3082.50         8/27/01
SUNBELT CONTAINER, INC                                   168697             1425.90         8/27/01
UNITED PACKAGING SUPPLY CO                               168704             1620.00         8/27/01
UNITED STATES POSTAL SERVICE                             168705             1000.00         8/27/01
ANDERSON KNIGHT                                          168716            33614.70         8/28/01
AT&T                                                     168719               77.58         8/28/01
AVM OFFICE COFFEE SERVICES                               168721              494.94         8/28/01
CHOICE IMAGING                                           168727              429.90         8/28/01
DEBORAH HARRY & ASSOCIATES                               168736              644.72         8/28/01
DELAWARE VALLEY LIFT TRUCK INC                           168737              241.00         8/28/01
MICHAEL'S DELI                                           168766                5.78         8/28/01
PLANET TECHNOLOGY SOLUTIONS                              168777            33168.51         8/28/01
RELIZON                                                  168784             1950.00         8/28/01
REPUBLIC SERVICES OF NJ                                  168785              225.75         8/28/01
TDS TELECOM                                              168792               78.98         8/28/01
THE HERTZ CORPORATION                                    168793              568.10         8/28/01
VERIZON                                                  168796               31.97         8/28/01
W&H SYSTEMS INC.                                         168801              486.28         8/28/01
WASHINGTON INVENTORY SERVICE                             168802             4000.00         8/28/01
APPLIED DIGITAL SOLUTIONS                                168828              803.94         8/29/01
DISCOVER FINANCIAL SERVICES                              168841              142.62         8/29/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
KELLY SERVICES, INC                                      168849             1760.88         8/29/01
PECO ADELPHIA COMMUNICATIONS                             168863            15420.91         8/29/01
PHILLIPSBURG SEWER                                       168866              105.18         8/29/01
RANDSTAD                                                 168871             1587.30         8/29/01
RELIZON                                                  168873            28050.00         8/29/01
SFI                                                      168876             2845.97         8/29/01
STAPLES CREDIT PLAN                                      168879              203.01         8/29/01
STRATUS SERVICES GROUP,INC                               168880            13405.59         8/29/01
THE NEW YORK TIMES                                       168882              124.15         8/29/01
TOWN OF HEMPSTEAD DEPT OF WATE                           168883               10.79         8/29/01
ULTRA-PAK INC                                            168885              336.71         8/29/01
UNITED STATES POSTAL SERVICE                             168886             2000.00         8/29/01
ZEE MEDICAL SERVICE                                      168895              285.90         8/29/01
AT&T WIRELESS SERVICES                                   169145            10000.00         8/31/01
401k                                                       WIRE               24.31          8/9/01
401k                                                       WIRE                6.08         8/10/01
Rebate Checks                                              WIRE               20.00          8/6/01
Rebate Checks                                              WIRE               40.00         8/10/01
401k                                                       WIRE            48517.14         8/16/01
Rebate Checks                                              WIRE               60.00         8/14/01
Expense Wire                                               WIRE             5208.34         8/13/01
Expense Wire                                               WIRE             5208.34         8/13/01
Expense Wire                                               WIRE             2421.45         8/13/01
Expense Wire                                               WIRE           138628.00         8/15/01
Expense Wire                                               WIRE            50079.25         8/15/01
Expense Wire                                               WIRE            20000.00         8/16/01
Rebate Checks                                              WIRE               20.00         8/20/01
Rebate Checks                                              WIRE               20.00         8/21/01
Rebate Checks                                              WIRE               20.00         8/22/01
Expense Wire                                               WIRE           179303.25         8/20/01
Expense Wire                                               WIRE            15000.00         8/24/01
Expense Wire                                               WIRE              308.60         8/24/01
401K                                                       WIRE            47738.12         8/31/01
Expense Wire                                               WIRE            61174.05         8/27/01
Expense Wire                                               WIRE            36494.96         8/27/01
Expense Wire                                               WIRE              679.44         8/27/01

                                                                       1,221,918.59

SELLING

Vendor Name                                              Check #          Check Amt       Check Date
-----------                                              -------          ----------      ----------
ACADEMY FIRE PROTECTION                                  167783              797.08          8/6/01
FACILITY MAINTENANCE SERVICES                            167787             2218.60          8/6/01
FEDEX GROUND                                             167788               10.50          8/6/01
R GRIFFITH ASSOC, INC                                    167800             1376.22          8/6/01
SOMERSET, GENERAL BUILDERS &                             167803              460.00          8/6/01
T&R EXTERMINATORS                                        167807              110.42          8/6/01
TERMINIX INTERNATIONAL+                                  167808               44.48          8/6/01
VACUUM SYSTEMS INTERNATIONAL                             167810              302.31          8/6/01
AMEREN UE                                                167811             2550.82          8/6/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
BALTIMORE GAS AND ELECTRIC CO                            167814             2418.84          8/6/01
BRODART                                                  167815               19.51          8/6/01
CONEDISON                                                167816             7046.86          8/6/01
CONSUMERS NEW JERSEY WATER COM                           167817              182.13          8/6/01
CORPORATE SAFE SPECIALIST                                167818              445.00          8/6/01
DAYTON POWER AND LIGHT COMPANY                           167819             1227.80          8/6/01
DUKE POWER                                               167820             1845.94          8/6/01
FPL FLORIDA POWER & LIGHT CO                             167821             2599.65          8/6/01
HINCKLEY SPRING WATER COMPANY                            167822               63.58          8/6/01
IMPRESSIONS                                              167824              389.76          8/6/01
LOS ANGELES DEPT OF WATER & PO                           167826             2144.59          8/6/01
MC SIGN COMPANY                                          167827              535.64          8/6/01
MCEC                                                     167828             1771.77          8/6/01
MIAMI-DADE WATER & SEWER DEPAR                           167829              212.96          8/6/01
MIDDLE TENNESSEE ELECTRIC                                167830             2339.18          8/6/01
NJ-AMERICAN WATER CO                                     167831              991.46          8/6/01
OG&E ELECTRIC SERVICES                                   167832             1867.59          8/6/01
PECO ENERGY COMPANY                                      167834             2988.82          8/6/01
PEPCO                                                    167835             4829.60          8/6/01
SCE&G                                                    167837                8.93          8/6/01
SPECIALTY STORE SERVICES, INC                            167838              243.77          8/6/01
VIRGINIA POWER                                           167839             1808.16          8/6/01
WISCONSIN ELECTRIC/WISCONSIN G                           167841               17.44          8/6/01
FACILITY MAINTENANCE SERVICES                            167850             4797.39          8/7/01
FEDEX GROUND                                             167851               67.13          8/7/01
MARKETING DISPLAYS INT'L                                 167854               81.20          8/7/01
MAX INTERNATIONAL                                        167855              346.62          8/7/01
METRO TECH SERVICE CORP                                  167856            10778.80          8/7/01
TERMINIX INTERNATIONAL                                   167863              285.00          8/7/01
VACUUM SYSTEMS INTERNATIONAL                             167864              906.11          8/7/01
CITY PUBLIC SERVICE                                      167867             1778.84          8/7/01
COLUMBIA GAS OF OHIO                                     167868              306.37          8/7/01
CONEDISON                                                167869             4223.51          8/7/01
DUKE POWER                                               167870             1627.70          8/7/01
GEORGIA POWER                                            167871             3783.25          8/7/01
GPU ENERGY                                               167872             3304.82          8/7/01
LIPA LONG ISLAND POWER AUTHORI                           167873             9286.14          8/7/01
PSEG & CO                                                167874               26.86          8/7/01
PSNC ENERGY                                              167875               23.22          8/7/01
RELIANT ENERGY HLP                                       167876             4673.24          8/7/01
RELIANT ENERGY MINNEGASCO                                167877               15.98          8/7/01
SCANA ENERGY                                             167878              246.32          8/7/01
TECO TEMPA ELECTRIC                                      167879             1550.58          8/7/01
TXU ELECTRIC                                             167880             5495.50          8/7/01
VIRGINIA POWER                                           167881             1498.83          8/7/01
WASHINGTON GAS                                           167882               64.53          8/7/01
ALL MAINTENANCE ELECTRIC                                 167902              821.06          8/8/01
AMERITECH-IL                                             167904             1775.56          8/8/01
AMERITECH-MI                                             167905             1608.02          8/8/01
BELLSOUTH - GA                                           167906             1401.63          8/8/01
BELLSOUTH-NC                                             167907             1020.02          8/8/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
CITY OF BREA                                             167908               39.51          8/8/01
CITY OF GLENDALE-WATER & POWER                           167909             2534.84          8/8/01
CITY OF PASADENA                                         167910                7.03          8/8/01
CITY OF WHEATON                                          167911               33.00          8/8/01
DIVERSIFIED SCREEN&DIGITAL PRI                           167914              141.20          8/8/01
DUNBAR ARMORED                                           167915             5042.15          8/8/01
ENTERGY                                                  167916             1592.05          8/8/01
FRONTIER TELEPHONE OF ROCHESTE                           167920              403.58          8/8/01
MAGNETIC SPRINGS WATER COMPANY                           167924                7.87          8/8/01
OAKLEAF WASTE MANAGEMENT,LLC                             167930              230.00          8/8/01
PACIFIC BELL                                             167931              188.92          8/8/01
QWEST                                                    167933              364.89          8/8/01
QWEST                                                    167934               52.35          8/8/01
REGENCY LIGHTING                                         167935              426.87          8/8/01
RELIANT ENERGY HLP                                       167936             2179.64          8/8/01
SAN DIEGO GAS & ELECTRIC                                 167939             4772.33          8/8/01
SECURITY SOLUTIONS                                       167940              173.60          8/8/01
SMUD-SACRAMENTO MUNICIPAL UTIL                           167941             2061.64          8/8/01
SONITROL CHICAGOLAND WEST                                167942              552.00          8/8/01
SOUTHERN CALIFORNIA EDISON                               167943             3144.81          8/8/01
SOUTHWESTERN BELL                                        167944             1416.06          8/8/01
SOUTHWESTERN BELL                                        167945               40.88          8/8/01
SOUTHWESTERN BELL                                        167946              927.41          8/8/01
SOUTHWESTERN BELL                                        167947              487.06          8/8/01
SPRINT                                                   167948                6.04          8/8/01
TYLER MOUNTAIN WATER CO.                                 167952               23.06          8/8/01
VERIZON                                                  167954              151.40          8/8/01
VERIZON                                                  167955              336.42          8/8/01
VERIZON                                                  167956              949.93          8/8/01
VERIZON - MD                                             167957              215.56          8/8/01
VERIZON WIRELESS - NJ                                    167958               96.98          8/8/01
VILLAGE OF SCHAUMBURG                                    167959               35.36          8/8/01
WATER DISTRICT NO 1                                      167961               28.94          8/8/01
WATER-SEWER DIVISION                                     167962               25.46          8/8/01
WATERCHOICE                                              167963               55.36          8/8/01
ASPEN WASTE SYSTEMS, INC                                 167968              304.92          8/9/01
C-THRU WINDOW CLEANING, LLC                              167969               60.00          8/9/01
CABLE & WIRELESS, INC                                    167970            66689.58          8/9/01
CHORUS @ MID PLAINS, INC.                                167973              257.44          8/9/01
CINCINNATI BELL COMPANY                                  167974              470.92          8/9/01
CITY OF INDEPENDENCE                                     167975             2895.19          8/9/01
CLEANWAY L S INC.                                        167976              548.00          8/9/01
COBB ELECTRIC MEMBERSHIP CORP                            167977             1781.50          8/9/01
CONNECTICUT LIGHT & POWER                                167978             2371.90          8/9/01
COPLAY-WHITEHALL SEWER AUTHORI                           167979               10.34          8/9/01
DOMINION EAST OHIO GAS                                   167982              174.48          8/9/01
DOYLE WATER DISTRIBUTERS                                 167983               13.40          8/9/01
FISH WINDOW CLEANING                                     167987               39.00          8/9/01
FRONTIER TELEPHONE OF ROCHESTE                           167988              177.19          8/9/01
GPU ENERGY                                               167989              244.08          8/9/01
HINCKLEY SPRING WATER COMPANY                            167990              160.34          8/9/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
LACLEDE GAS COMPANY                                      167991               24.12          8/9/01
NBMA                                                     167996               29.84          8/9/01
OMAHA PUBLIC POWER DISTRICT                              167998             2483.18          8/9/01
ORMAN CONSULTING, INC                                    167999             5039.45          8/9/01
PIEDMONT NATURAL GAS CO                                  168001               29.58          8/9/01
PSEG & CO                                                168004             5661.49          8/9/01
UNIVERSAL ENVIRONMENTAL CONSUL                           168013            14982.52          8/9/01
ABERDEEN LAWN AND GARDEN                                 168039             1506.82         8/10/01
CALIFORNIA WATER SERVICE CO                              168044               28.31         8/10/01
CHAMPION LOCKSMITH INC BULOVA                            168045              122.06         8/10/01
CITY OF PLANO                                            168046               96.44         8/10/01
COMED                                                    168047            28170.92         8/10/01
GEORGIA POWER                                            168051             2046.40         8/10/01
LD PLASTICS, INC                                         168058               15.84         8/10/01
OCEANSIDE WINDOW CLEANING CO.                            168064               70.53         8/10/01
ORMAN CONSULTING, INC                                    168065              169.83         8/10/01
PACIFIC BELL                                             168066             2002.16         8/10/01
PACIFIC WEST SECURITY INC                                168067              240.00         8/10/01
REGENCY LIGHTING                                         168070             1421.95         8/10/01
SECURITY CONNECTICUT                                     168072              434.20         8/10/01
SERVICE 1ST-WINDOW CLEANING                              168073               24.00         8/10/01
SUNRISE MAINTENANCE SERVICE CO                           168074               43.40         8/10/01
VERIZON WIRELESS - NJ                                    168080               54.04         8/10/01
VIRGINIA POWER                                           168081             3320.43         8/10/01
XCEL ENERGY                                              168083             1596.24         8/10/01
CUSTOM NETWORK SOLUTIONS                                 168119             4761.62         8/13/01
SECURITY SOLUTIONS                                       168160              212.58         8/13/01
SOUTHWESTERN BELL                                        168163             1202.40         8/13/01
VERIZON                                                  168174             1386.57         8/13/01
ALABAMA GAS CORP                                         168201               10.64         8/14/01
AMERICAN ELECTRIC POWER                                  168202             1859.94         8/14/01
CALPERS/SUNSET VALLEY MARKETFA                           168206                3.04         8/14/01
CITY OF HOUSTON WATER DEPT.                              168210              384.04         8/14/01
CITY OF ROSEVILLE                                        168214             1591.65         8/14/01
COMED                                                    168216             2166.11         8/14/01
CONNECTICUT LIGHT & POWER                                168217             2733.39         8/14/01
CONNECTICUT NATURAL GAS CORPOR                           168218               21.20         8/14/01
CONSUMERS ENERGY                                         168219               32.52         8/14/01
DAYTON POWER AND LIGHT COMPANY                           168221             1169.91         8/14/01
DELMARVA TRAILER SALES & RENTA                           168223               74.75         8/14/01
ENTEX                                                    168224                8.16         8/14/01
FEDEX GROUND                                             168225               10.50         8/14/01
GPU ENERGY                                               168227             5053.32         8/14/01
INACOMP COMPUTER SYSTEMS                                 168229              482.95         8/14/01
KANSAS CITY POWER & LIGHT                                168231             2739.83         8/14/01
LINCOLN ELECTRIC SYSTEM                                  168233             1015.61         8/14/01
LIPA LONG ISLAND POWER AUTHORI                           168234             5041.92         8/14/01
MISSOURI GAS ENERGY                                      168236                4.17         8/14/01
NEVADA POWER CO                                          168238              213.98         8/14/01
NOVEC                                                    168239             2909.91         8/14/01
PACIFIC GAS & ELECTRIC CO                                168241             3130.49         8/14/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
PECO ENERGY COMPANY                                      168242             2057.16         8/14/01
PEOPLES NATURAL GAS                                      168243               34.50         8/14/01
PSEG & CO                                                168247             2555.16         8/14/01
QWEST                                                    168248              371.06         8/14/01
REGENCY LIGHTING                                         168250              751.25         8/14/01
ROTO ROOTER-ANAHEIM                                      168251               87.75         8/14/01
SECURITY SOLUTIONS                                       168253               21.32         8/14/01
SONITROL SECURITY SYSTEMS                                168254               89.00         8/14/01
SOUTHERN CALIFORNIA EDISON                               168256             6024.84         8/14/01
SOUTHWEST GAS CORPORATION                                168257               21.09         8/14/01
SRP                                                      168259             2161.94         8/14/01
THE CITY OF SAN DIEGO                                    168261               38.99         8/14/01
TXU GAS                                                  168262               15.54         8/14/01
VACUUM SYSTEMS INTERNATIONAL                             168263              317.89         8/14/01
VERIZON                                                  168264               51.31         8/14/01
WASHINGTON GAS                                           168265               64.45         8/14/01
WISCONSIN ELECTRIC/WISCONSIN G                           168266             2122.82         8/14/01
BRAINTREE ELECTIC DEPT.                                  168269              239.83         8/15/01
MAGISTERIAL DISTRICT  #32-1-29                           168275              136.84         8/15/01
ORMAN CONSULTING, INC                                    168279            30425.00         8/15/01
PENN SECURITY CO                                         168280               20.00         8/15/01
S WALTER PACKAGING CORP                                  168284            28538.10         8/15/01
OMAHA PUBLIC POWER DISTR                                 168297             2384.93         8/15/01
AMERITECH-IL                                             168300             1202.82         8/16/01
ARIZONA PUBLIC SERVICE CO                                168303             2355.11         8/16/01
AT&T                                                     168305             1713.45         8/16/01
BELLSOUTH - GA                                           168306              466.53         8/16/01
BELLSOUTH-NC                                             168307              949.97         8/16/01
CITY OF PASADENA                                         168312             3666.43         8/16/01
CITY OF ROCHESTER HILLS                                  168313               47.75         8/16/01
CONNECTICUT LIGHT & POWER                                168316             2218.36         8/16/01
DIVERSIFIED SCREEN&DIGITAL PRI                           168318               25.00         8/16/01
DUQUESNE LIGHT                                           168319             2107.18         8/16/01
EHRLICH                                                  168321               90.10         8/16/01
GPU ENERGY                                               168327             2939.13         8/16/01
KGE/KANSAS GAS SERVICE                                   168330             1943.63         8/16/01
MAX INTERNATIONAL                                        168331             1592.76         8/16/01
MOUNT LAUREL TOWNSHIP                                    168334              173.66         8/16/01
NATIONAL FUEL GAS                                        168335               41.49         8/16/01
NIAGARA MOHAWK POWER CORPORATI                           168340             2454.84         8/16/01
NORTH SHORE GAS                                          168341               10.19         8/16/01
NORTHVILLE TOWNSHIP                                      168342             1051.38         8/16/01
NSTAR                                                    168343               31.13         8/16/01
OHIO EDISON                                              168344             2107.65         8/16/01
PACIFIC GAS & ELECTRIC CO                                168345             2815.25         8/16/01
PECO ENERGY                                              168346             6745.23         8/16/01
PSEG & CO                                                168348             2756.29         8/16/01
PSNH CREDIT DEPARTMENT                                   168349             1982.77         8/16/01
QWEST                                                    168350              317.11         8/16/01
QWEST                                                    168351              430.31         8/16/01
REGENCY LIGHTING                                         168352               55.03         8/16/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
ROSEVILLE TELEPHONE COMPANY                              168355              261.43         8/16/01
SOUTHWESTERN BELL                                        168357              796.90         8/16/01
SOUTHWESTERN BELL                                        168358              609.68         8/16/01
SOUTHWESTERN BELL                                        168359              434.44         8/16/01
SPRINT                                                   168360               35.43         8/16/01
TXU ELECTRIC                                             168363             2008.45         8/16/01
VERIZON                                                  168364              204.36         8/16/01
VERIZON                                                  168365               52.21         8/16/01
VERIZON                                                  168366               66.14         8/16/01
VERIZON                                                  168367              697.23         8/16/01
VERIZON SOUTHWEST                                        168368              402.49         8/16/01
VERIZON WIRELESS - NJ                                    168369               49.49         8/16/01
WALTON EMC                                               168370             1539.89         8/16/01
AEI MUSIC NETWORK, INC                                   168392              259.20         8/17/01
ANDY BEE PLUMBING & ROOTER                               168394               95.00         8/17/01
BAIN PEST CONTROL SERV.                                  168397               31.00         8/17/01
CLEANWAY L S INC.                                        168398            12720.76         8/17/01
EASTSIDE WINDOW WASHING                                  168401               80.00         8/17/01
MC ELECTRIC, INC                                         168408              132.09         8/17/01
MC SIGN COMPANY                                          168409              665.70         8/17/01
METRO DOOR ROMET MFG INC.                                168410              291.00         8/17/01
MOBILE MINI,INC                                          168411              138.62         8/17/01
MOTHER GOOSE BALLOONS & HELIUM                           168412               15.00         8/17/01
NORTH EAST TRAILER SERVICE                               168414              854.75         8/17/01
POWERCON, INC                                            168416              162.40         8/17/01
ROTO ROOTER-JESSUP                                       168417              107.95         8/17/01
ROTO-ROOTER-CHICAGO                                      168418               52.45         8/17/01
SECURITY SOLUTIONS                                       168419              243.67         8/17/01
STORAGE USA                                              168422              134.00         8/17/01
SYSTEMS TRANSPORTATION EQUIPME                           168424              125.00         8/17/01
SAFEMASTERS CO, INC                                      168425             2000.00         8/17/01
FEDERAL CLEANING CONTRACTORS                             168443               32.55         8/20/01
HAYDEN ELECTRIC CONTRACT                                 168444              131.36         8/20/01
SPECIALTY STORE SERVICES, INC                            168456              500.50         8/20/01
VACUUM SYSTEMS INTERNATIONAL                             168459              410.09         8/20/01
ALLSTATE TRAILERS,INC                                    168463               74.69         8/21/01
ALLTEL                                                   168464              876.12         8/21/01
AMERITECH-MI                                             168465              328.18         8/21/01
AT&T                                                     168466            57453.39         8/21/01
BALTIMORE GAS AND ELECTRIC CO                            168467             2590.32         8/21/01
BEARCAT PHONE & SECURITY                                 168468               64.00         8/21/01
BELLSOUTH - NC                                           168469               62.97         8/21/01
BELLSOUTH-NC                                             168470              861.36         8/21/01
CITY CLERK                                               168476               50.00         8/21/01
CITY OF OKLAHOMA CITY                                    168478               53.75         8/21/01
CITY OF ROCKVILLE                                        168479               10.92         8/21/01
CITY OF ST.CHARLES                                       168480              713.01         8/21/01
CONEDISON                                                168481             1111.25         8/21/01
DAKOTA ELECTRIC ASSOCIATION                              168482             1345.86         8/21/01
FACILITY MAINTENANCE SERVICES                            168486             5413.26         8/21/01
GWINNETT CO. PUBLIC UTILITIES                            168490              103.76         8/21/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
ICE MOUNTAIN SPRING WATER                                168492               16.76         8/21/01
KENTUCKY UTILTIES COMPANY                                168500             1118.34         8/21/01
LIPA LONG ISLAND POWER AUTHORI                           168503             2996.36         8/21/01
MAGNETIC SPRINGS WATER COMPANY                           168504               23.66         8/21/01
MARKETING DISPLAYS INT'L                                 168506              329.99         8/21/01
METRO TECH SERVICE CORP                                  168507             9382.16         8/21/01
NEWTOWN ARTESIAN WATER COMPANY                           168510               37.52         8/21/01
NIAGARA MOHAWK POWER CORPORATI                           168511             2445.75         8/21/01
PACIFIC GAS & ELECTRIC CO                                168512             3310.73         8/21/01
PSEG & CO                                                168513              730.18         8/21/01
PUGET SOUND ENERGY                                       168514              854.37         8/21/01
REGENCY LIGHTING                                         168515               85.89         8/21/01
RELIANT ENERGY MINNEGASCO                                168516               72.57         8/21/01
SACRAMENTO COUNTY SHERIFF'S DE                           168519              250.00         8/21/01
SCANA ENERGY                                             168520               28.67         8/21/01
SECURITY CONNECTICUT                                     168521              816.80         8/21/01
SESCO                                                    168522              112.69         8/21/01
SONITROL OF GREATER WASHINGTON                           168524              124.00         8/21/01
SOUTH JERSEY GAS CO                                      168525               16.43         8/21/01
SOUTHERN CALIFORNIA EDISON                               168526             1634.00         8/21/01
VACUUM SYSTEMS INTERNATIONAL                             168534              634.22         8/21/01
VERIZON - MD                                             168535              246.96         8/21/01
VERIZON WIRELESS - NJ                                    168536               54.71         8/21/01
WATCHUNG SPRING WATER CO, INC                            168538               32.81         8/21/01
WRIGHT-HENNEPIN                                          168541             2556.05         8/21/01
YANKEE GAS SERVICES CO                                   168542               26.50         8/21/01
ALABAMA POWER                                            168551             1638.58         8/22/01
AMERITECH-IL                                             168552              868.89         8/22/01
AMERITECH-MI                                             168553              237.79         8/22/01
BALTIMORE GAS AND ELECTRIC CO                            168554             2093.75         8/22/01
BELLSOUTH-NC                                             168555              457.70         8/22/01
CITIZENS GAS                                             168558               52.94         8/22/01
CITY OF INDEPENDENCE                                     168559             1513.98         8/22/01
CITY OF PEORIA                                           168560               10.00         8/22/01
CITY OF SOUTHLAKE                                        168561               94.84         8/22/01
CLEANWAY L S INC.                                        168562             7614.00         8/22/01
COBB ELECTRIC MEMBERSHIP CORP                            168563             5158.21         8/22/01
COLUMBIA GAS                                             168564               24.49         8/22/01
CONEDISON                                                168565             2398.30         8/22/01
DOMINION EAST OHIO GAS                                   168568              106.89         8/22/01
DUQUESNE LIGHT                                           168570             2894.22         8/22/01
FACILITY MAINTENANCE SERVICES                            168572              240.00         8/22/01
FIRST UTILITY DISTRICT OF KNOX                           168573               59.03         8/22/01
FLORIDA POWER                                            168574             2011.03         8/22/01
GEORGIA POWER                                            168576             2011.67         8/22/01
GPU ENERGY                                               168577              453.04         8/22/01
KEYSPAN ENERGY DELIVERY                                  168579                8.95         8/22/01
MASSGLASS & DOOR SERVICE                                 168581              290.07         8/22/01
METRO DOOR ROMET MFG INC.                                168582             2008.88         8/22/01
METRO TECH SERVICE CORP                                  168583             8017.14         8/22/01
MLGW                                                     168584             1301.93         8/22/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
MSD                                                      168585               16.47         8/22/01
PACIFIC GAS & ELECTRIC CO                                168586             3572.40         8/22/01
PECO ENERGY                                              168587             3217.73         8/22/01
PRINCE WILLIAM CO SERV AUTH                              168590               66.95         8/22/01
PSEG & CO                                                168591             2964.67         8/22/01
PSNC ENERGY                                              168592               36.53         8/22/01
QUESTAR GAS                                              168593               11.26         8/22/01
QWEST                                                    168594              824.41         8/22/01
R GRIFFITH ASSOC, INC                                    168595              787.66         8/22/01
RELIANT ENERGY MINNEGASCO                                168596               27.87         8/22/01
ROCHESTER GAS AND ELECTRIC                               168598             2817.04         8/22/01
SAN DIEGO GAS & ELECTRIC                                 168599             2204.48         8/22/01
SENTINEL FIRE EQUIPMENT CO                               168600               64.00         8/22/01
SONITROL                                                 168602               74.03         8/22/01
SONITROL OF SAN DIEGO                                    168603              282.47         8/22/01
SOUTHERN UNION GAS                                       168604               12.72         8/22/01
SOUTHWESTERN BELL                                        168605              427.88         8/22/01
SOUTHWESTERN BELL                                        168606              437.71         8/22/01
TENANT SERVICES, INC.                                    168607               98.19         8/22/01
UTILITY BILLING SERVICES                                 168609               20.03         8/22/01
VERIZON                                                  168610               45.78         8/22/01
VERIZON                                                  168611             1086.03         8/22/01
VERIZON - MD                                             168612              286.82         8/22/01
VERIZON NORTHWEST                                        168613              407.53         8/22/01
VERIZON SOUTHWEST                                        168614              473.59         8/22/01
VIRGINIA POWER                                           168615               56.78         8/22/01
WASHINGTON GAS                                           168617              193.32         8/22/01
WISCONSIN ELECTRIC/WISCONSIN G                           168618                8.41         8/22/01
4COMM INC.                                               168619             1450.00         8/22/01
S WALTER PACKAGING CORP                                  168635           142731.70         8/23/01
ADELPHIA BUSINESS SOLUTIONS                              168656              288.78         8/27/01
AMTECH LIGHTING SERVICES/DBA                             168659              150.10         8/27/01
CITY OF AUSTIN UTILITIES                                 168667             8714.16         8/27/01
CITY OF FREDRICKSBURG                                    168668               77.33         8/27/01
DETROIT EDISON                                           168672             4041.32         8/27/01
ENERGY MNGMT SYSTEMS                                     168673               84.73         8/27/01
FEDEX GROUND                                             168675               10.50         8/27/01
LACOURSE MARKETING COMMUNICATI                           168681            79734.72         8/27/01
LIPA LONG ISLAND POWER AUTHORI                           168682             5214.12         8/27/01
MAX INTERNATIONAL                                        168683              986.73         8/27/01
METRO TECH SERVICE CORP                                  168684             5145.43         8/27/01
MID-STATE PEST CONTROL                                   168685               27.50         8/27/01
NATIONAL FUEL GAS                                        168687              970.00         8/27/01
PECO ENERGY                                              168690            13241.77         8/27/01
QWEST                                                    168691               24.47         8/27/01
ROTO-ROOTER- SMYRNA                                      168694              129.95         8/27/01
SICA ELECTRICAL&MAINTENANCE                              168695              125.26         8/27/01
SUFFOLK WATER AUTHORITY                                  168696               29.68         8/27/01
T&R EXTERMINATORS                                        168698               37.89         8/27/01
TOWN OF MANCHESTER, CT                                   168699              145.44         8/27/01
TOWNSHIP OF FALLS                                        168700              150.00         8/27/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
TXU GAS                                                  168702               27.62         8/27/01
TYLER MOUNTAIN WATER CO.                                 168703               21.30         8/27/01
UNITED WATER NEW JERSEY                                  168706               22.08         8/27/01
WASHINGTON GAS                                           168707               13.39         8/27/01
WATCHUNG SPRING WATER CO, INC                            168708               10.21         8/27/01
ACADEMY FIRE PROTECTION                                  168710              665.66         8/28/01
AMERICAN ELECTRIC POWER                                  168713             2008.83         8/28/01
AMERITECH-IL                                             168714              244.01         8/28/01
AMERITECH-MI                                             168715              763.32         8/28/01
ARIZONA PUBLIC SERVICE CO                                168718             2996.79         8/28/01
AT&T                                                     168720               12.61         8/28/01
BELLSOUTH - GA                                           168723               98.67         8/28/01
BRODART                                                  168724               94.06         8/28/01
CITY OF SCOTTSDALE                                       168732               39.56         8/28/01
CONSUMERS ENERGY                                         168733               28.45         8/28/01
CP & L                                                   168734             2224.19         8/28/01
DOMINION EAST OHIO GAS                                   168739               49.22         8/28/01
FACILITY MAINTENANCE SERVICES                            168741             5913.44         8/28/01
FEDEX GROUND                                             168742               10.50         8/28/01
FIREMASTER                                               168744              373.62         8/28/01
FPL FLORIDA POWER & LIGHT CO                             168745             2137.97         8/28/01
FULTON COUNTY FINANCE DEPT                               168747              102.96         8/28/01
GPU ENERGY                                               168750             6211.25         8/28/01
ILLUMINATING CO                                          168752             5407.01         8/28/01
LG&E COMPANY                                             168758             1428.40         8/28/01
MADISON GAS & ELECTRIC                                   168760               29.00         8/28/01
MARKETING DISPLAYS INT'L                                 168761              545.02         8/28/01
MC SIGN COMPANY                                          168764             1241.91         8/28/01
NATIONAL FUEL GAS                                        168769               45.67         8/28/01
OG&E ELECTRIC SERVICES                                   168772             1771.95         8/28/01
OKLAHOMA NATURAL GAS COMPANY                             168773              183.65         8/28/01
P R O P MECHANICAL, INC.                                 168774               40.00         8/28/01
PP&L                                                     168778             1908.91         8/28/01
PSEG & CO                                                168779             2266.02         8/28/01
PSNC ENERGY                                              168780               11.91         8/28/01
PUGET SOUND ENERGY                                       168781              952.96         8/28/01
REGENCY LIGHTING                                         168782              666.64         8/28/01
REHRIG INTERNATIONAL                                     168783              525.00         8/28/01
SOUTHERN CALIFORNIA EDISON                               168787             3155.46         8/28/01
SOUTHWESTERN BELL                                        168788              435.04         8/28/01
SPRINT                                                   168789              223.24         8/28/01
SRP                                                      168790             1911.32         8/28/01
T&R PEST CONTROL,INC                                     168791              162.76         8/28/01
TXU ELECTRIC                                             168795             2251.49         8/28/01
VERIZON                                                  168797               51.31         8/28/01
VERIZON                                                  168798               21.69         8/28/01
VERIZON WIRELESS - NJ                                    168799              107.54         8/28/01
VIRGINIA POWER                                           168800             3384.33         8/28/01
ACTION SAFE & LOCK                                       168824               74.50         8/29/01
AMERITECH-IL                                             168825             1140.55         8/29/01
AMERITECH-MI                                             168826              263.58         8/29/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
CINERGY/CG&E                                             168830             1328.55         8/29/01
CITIZENS UTILITIES COMPANY                               168831               23.56         8/29/01
CITY OF OVERLAND PARK                                    168832               50.00         8/29/01
CITY OF PLANTATION                                       168833              176.32         8/29/01
COLUMBIA GAS OF VIRGINA                                  168834               27.90         8/29/01
CONECTIV POWER DELIVERY                                  168835            18197.02         8/29/01
CONEDISON                                                168836             3667.92         8/29/01
DATA CAPTURE SOLUTIONS                                   168838             1135.30         8/29/01
DELAWARE DIVISION OF REVENUE                             168840              110.00         8/29/01
DUKE POWER                                               168842             1255.88         8/29/01
FAIRFAX COUNTY WATER AUTHORITY                           168843               60.42         8/29/01
FASTENERS FOR RETAIL, INC                                168844              418.41         8/29/01
GEORGIA NATURAL GAS SERVICES                             168845              229.96         8/29/01
HYLAN ELECTRICAL CONTRACTING                             168846             1328.88         8/29/01
INDIANAPOLIS WATER COMPANY                               168848               23.78         8/29/01
KEYSPAN ENERGY DELIVERY                                  168850               25.00         8/29/01
KIMCO REALTY-UTILITY                                     168851               60.13         8/29/01
MARKETING DISPLAYS INT'L                                 168853              885.34         8/29/01
MURRAY CITY UTILITIES                                    168855             1032.99         8/29/01
MY ELECTRICIAN                                           168856              225.00         8/29/01
NASHVILLE GAS                                            168857               23.32         8/29/01
NIAGARA MOHAWK POWER CORPORATI                           168858             1897.72         8/29/01
NICOR GAS                                                168859               53.22         8/29/01
NJ NATURAL GAS CO                                        168860               14.96         8/29/01
ORECK VACUUM                                             168861               16.09         8/29/01
PACIFIC BELL                                             168862             1186.56         8/29/01
PECO ENERGY                                              168864             2949.97         8/29/01
PEPCO                                                    168865             6264.16         8/29/01
PSEG & CO                                                168867             3422.83         8/29/01
PUBLIC SERVICE COMPANY OF COLO                           168868             2300.22         8/29/01
QWEST                                                    168869              420.78         8/29/01
QWEST                                                    168870              360.78         8/29/01
REGENCY LIGHTING                                         168872              365.78         8/29/01
SCANA ENERGY                                             168875              413.93         8/29/01
SOUTHERN CALIFORNIA EDISON                               168877             6350.08         8/29/01
SPRINT                                                   168878              193.03         8/29/01
TABLECLOTH                                               168881              196.59         8/29/01
TXU ELECTRIC                                             168884             1175.08         8/29/01
VERIZON                                                  168888               66.15         8/29/01
VERIZON NORTHWEST                                        168889             1183.49         8/29/01
VERIZON WIRELESS - NJ                                    168890               54.52         8/29/01
VIRGINIA POWER                                           168891             1747.36         8/29/01
VIRGINIA-AMERICAN WATER CO.                              168892              106.19         8/29/01
WISCONSIN ELECTRIC/WISCONSIN G                           168894             1611.03         8/29/01
MARKETING DISPLAYS INT'L                                 167216              -43.16         7/26/01
COBB ELECTRIC MEMBERSHIP CORP                            165484             -1781.5         6/22/01

                                                                       1,005,343.35

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.
SELLING - FREIGHT

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
A-1 PALLET CO                                            167901             1205.10          8/8/01
AMERICAN SHIPPING CO                                     167964             8961.20          8/8/01
DEPENDABLE DISTRIBUTION CENTER                           167965              920.82          8/8/01
TRANS CARGO SERVICES INC.                                168287             1475.00         8/15/01
TRAN SOURCE LOGISTICS                                    168362            14902.32         8/16/01
AMERICAN SHIPPING CO                                     168372            12898.04         8/16/01
AMERICAN SHIPPING CO                                     168636            43058.01         8/23/01
AMERICAN SHIPPING CO                                     169100           161094.67         8/31/01
TSL                                                        WIRE          284,579.21          8/8/01
TSL                                                        WIRE           386771.21         8/17/01
TSL                                                        WIRE           162649.79         8/24/01

                                                                       1,078,515.37

SELLING - ADVERTISING

Vendor Name                                             Check #           Check Amt       Check Date
-----------                                             -------           ----------      ----------
MBS/MULTIMODE, INC.                                      167926            15321.52          8/8/01
MBS/MULTIMODE, INC.                                      167992            28325.03          8/9/01
APPLE PRESS                                              168042             5532.00         8/10/01
QUEBECOR WORLD (USA),INC                                 168069            38733.60         8/10/01
QUEBECOR WORLD (USA),INC                                 168153            47619.75         8/13/01
MBS/MULTIMODE, INC.                                      168276             4664.55         8/15/01
AMERICOMM                                                168393             5200.00         8/17/01
DATAVANTAGE CORPORATION                                  168400            17900.00         8/17/01
GA COMMUNICATIONS, INC                                   168404            61626.73         8/17/01
APPLE PRESS                                              168436             2646.51         8/20/01
APPLE PRESS                                              168827             9684.84         8/29/01
US POSTMASTER                                            168887              680.00         8/29/01
USPS                                                       WIRE           23,159.55          8/6/01
USPS                                                       WIRE            8,949.00          8/7/01
USPS                                                       WIRE          269,823.36          8/8/01
USPS                                                       WIRE              156.01          8/9/01
USPS                                                       WIRE              229.44         8/10/01
USPS                                                       WIRE           276446.16         8/13/01
USPS                                                       WIRE            47862.97         8/14/01
USPS                                                       WIRE               52.17         8/15/01
USPS                                                       WIRE               67.37         8/16/01
USPS                                                       WIRE             3458.36         8/20/01
USPS                                                       WIRE              221.34         8/21/01
USPS                                                       WIRE               26.84         8/22/01
USPS                                                       WIRE               46.97         8/23/01
USPS                                                       WIRE               75.52         8/24/01
USPS                                                       WIRE               82.59         8/27/01
USPS                                                       WIRE              235.25         8/28/01
USPS                                                       WIRE               44.80         8/29/01
USPS                                                       WIRE               48.83         8/30/01
USPS                                                       WIRE               74.68         8/31/01

                                                                         868,995.74

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

PAYROLL

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
PR                                                         WIRE          1967643.47         8/17/01
PR Tax                                                     WIRE           555753.83         8/17/01
PR                                                         WIRE           879701.18         8/31/01
PR Tax                                                     WIRE           527698.88         8/31/01

                                                                       3,930,797.36

EXPENSE REIMBURSEMENTS

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
GAIL JOHNSON                                             167790              450.23          8/6/01
JAMES MILLER                                             167792               41.09          8/6/01
JOHN ABNER                                               167794             1130.10          8/6/01
NICOLE CASSARINO                                         167798             1532.84          8/6/01
RANDY HALL                                               167801              855.52          8/6/01
LORI PERKINS                                             167825               18.00          8/6/01
ANNE HAYDEN                                              167848              642.01          8/7/01
CATHERINE E. GARCHINSKY                                  167849             2550.00          8/7/01
JOHN COATS                                               167853              775.00          8/7/01
STEPHANIE WILLIAMS                                       167861               10.00          8/7/01
TEENA MARIE MARSH COYNE                                  167862               69.93          8/7/01
STAPLES DIRECT                                           167883              150.52          8/7/01
DANIEL SILVER                                            167912              948.03          8/8/01
ERIC MCGARVEY                                            167917               58.80          8/8/01
EUGENIA DENNIS                                           167918                3.00          8/8/01
FRED W SCHOBEL                                           167919               16.63          8/8/01
GINNY SOMERS                                             167921              540.00          8/8/01
JEAN HERMSEN                                             167922              306.87          8/8/01
LINDA HERNDON                                            167923             1559.61          8/8/01
NICOLE CASSARINO                                         167929             1417.14          8/8/01
ROBERT HILDERBAND                                        167938             1164.50          8/8/01
CAROL KUNZ                                               167971               27.00          8/9/01
EDWARD J WELSH                                           167984              149.00          8/9/01
ERIC KRUPKIN                                             167985               50.00          8/9/01
MICHAEL MURSCHEL                                         167993               20.00          8/9/01
MICHELLE BUTTENOB                                        167994              700.00          8/9/01
PENNY YONAN                                              168000               64.78          8/9/01
RICHARD LORD                                             168006               45.85          8/9/01
RUSSELL DUFF                                             168007               21.18          8/9/01
SHELLI UHER                                              168008               50.00          8/9/01
STEPHEN PARKER,GENERAL MANAGER                           168010              100.00          8/9/01
TENNESSEE DEPT OF AGRICULTURE                            168012              500.00          8/9/01
PAMELA POE                                               168014               26.60          8/9/01
ALEX ESARCO                                              168040               36.00         8/10/01
AMY MASI                                                 168041               50.00         8/10/01
DEB WARNER                                               168048               71.37         8/10/01
ERIC E. TWOHIG                                           168049               59.40         8/10/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
EUGENE F ROSADINO                                        168050              127.35         8/10/01
JAMES MILLER                                             168052                9.04         8/10/01
JAMES RUNCORN                                            168053               51.60         8/10/01
JENNIFER FISS                                            168054               95.37         8/10/01
JENNY KIM                                                168055              140.88         8/10/01
KATHRYN CALAHAN                                          168056               48.00         8/10/01
LEE, HENRY                                               168059              282.22         8/10/01
LINDA PARKER                                             168060              234.48         8/10/01
MARY LAMPMANN                                            168061               19.82         8/10/01
MICHAEL A LEVIN                                          168062              332.85         8/10/01
ROBERT OVALLE                                            168071              398.40         8/10/01
TOM VELLIOS                                              168075             9667.80         8/10/01
TRACY BUBLITZ                                            168076               60.60         8/10/01
ALEX ESARCO                                              168099               14.00         8/13/01
ALEXANDRIA RED CROSS                                     168100              114.27         8/13/01
ALLENTOWN AMBASSADORS                                    168102             1364.46         8/13/01
AMERICAN CANCER SOCIETY                                  168103              456.42         8/13/01
AMERICAN DIABETES ASSOCIATION                            168104              281.49         8/13/01
AMERICAN HEART ASSOCIATION                               168105              857.11         8/13/01
ARIZONA HUMANE SOCIETY                                   168107               74.00         8/13/01
ASYO CONCORD- MIKES ANGELS                               168108               65.35         8/13/01
AZ GOLD GYMNASTICS                                       168109              170.46         8/13/01
BELLEVUE PUBLIC LIBRARY                                  168110              243.00         8/13/01
CATHERINE E. GARCHINSKY                                  168112             2235.93         8/13/01
CHESTERFIELD FIRE DEPARTMENT                             168113               45.74         8/13/01
CHESTERFIELD FIRE DEPT FIRE AN                           168114               38.92         8/13/01
CHESTERFIELD HEALTH DEPARTMENT                           168115               70.19         8/13/01
CHILDREN FROM VIOLENT HOMES                              168116               70.19         8/13/01
COMFORT FOR KIDS                                         168118              197.52         8/13/01
DAVID E YOUNG                                            168120              497.79         8/13/01
DIABILA VALLEY SOCCOR CLUB                               168121              160.46         8/13/01
ELGIN UNIT SCHOOL U-46                                   168123               50.78         8/13/01
ENCINO ELEMENTARY                                        168124              120.19         8/13/01
FIRST BAPTIST KETTERING                                  168125                5.49         8/13/01
GREENDALE POMS                                           168127               59.81         8/13/01
HIGHLAND AVE CHURCH OF THE                               168128               56.04         8/13/01
INNER CIRCLE FOSTER FAMILY                               168130              398.92         8/13/01
JACKIE COFFEY                                            168131             1700.00         8/13/01
JENNIFER PARIDON                                         168132             1200.00         8/13/01
JEWISH DAY CARE SCHOOL                                   168133              125.72         8/13/01
JOANN RITZWOLLER                                         168134              100.00         8/13/01
KATHI SCOTT                                              168135             1065.98         8/13/01
KELLY O'DONNELL                                          168136              151.54         8/13/01
KIDS-R-KIDS                                              168137               29.31         8/13/01
KIM CHAMBERLAIN                                          168138               54.90         8/13/01
LORI ZAMORY                                              168139              190.91         8/13/01
MDA-MUSCULAR DYSTROPHY ASSOCIA                           168141               19.39         8/13/01
MICHAEL SMITH                                            168143              104.40         8/13/01
NIBLEY PARK ELEMENTARY                                   168147               57.57         8/13/01
NORA ESSAWI                                              168148              856.48         8/13/01
NORTH GLENDALE MOM'S CLUB                                168149               48.85         8/13/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
PEOPLE'S CITY MISSION                                    168151              255.70         8/13/01
ROCKY RIVER PUBLIC LIBRARY                               168155              232.72         8/13/01
ROSEVILLE HEAT                                           168156              317.20         8/13/01
ROSEVILLE HEAT (GIRLS SOFTBALL                           168157              200.00         8/13/01
SCHOOL DISTRICT U-46                                     168158               19.90         8/13/01
SCORE EDUCATION CENTERS                                  168159              162.40         8/13/01
ST JUDE'S HOSPITAL                                       168164               74.00         8/13/01
STEVEN SPROWLS                                           168166              208.22         8/13/01
SUNRISE EXCHANGE CLUB                                    168168              318.05         8/13/01
UNITED WAY SERVICES                                      168173               94.40         8/13/01
WILLIAM F GALLAGHER                                      168175               26.54         8/13/01
WISHES FOR WAGONS                                        168176              313.37         8/13/01
YOUTH NETWORK                                            168178               29.71         8/13/01
CITY OF BATAVIA                                          168208             1373.43         8/14/01
DANIEL KAUFMAN                                           168220              533.67         8/14/01
JURIS PUBLISHING,INC                                     168230               85.00         8/14/01
KAREN BART                                               168232                9.71         8/14/01
ELAINE MCCLELLAND                                        168271             3000.00         8/15/01
FOOTHILLS PRESCHOOL                                      168272               38.66         8/15/01
JOHN COATS                                               168273              532.50         8/15/01
RANDOM HOUSE CHILDREN'S BOOK                             168282              126.80         8/15/01
BERT BALLIET                                             168308               27.80         8/16/01
BRADFORD SHUMATE                                         168309               17.28         8/16/01
CHRIS HALKYARD                                           168310              311.83         8/16/01
ERIC COMPTON                                             168322              880.33         8/16/01
GARY A ROSEN                                             168326               69.98         8/16/01
PHYLLIS GREENMAN                                         168347              781.81         8/16/01
SABRINA YANNASCOLI                                       168356               33.43         8/16/01
MARK SCRUTON                                             168407             1700.00         8/17/01
ALEXIS COOPER                                            168433               68.53         8/20/01
ANNE HAYDEN                                              168434               28.39         8/20/01
DAVE HATHAWAY                                            168441               45.59         8/20/01
BILL HERBISON   (614)                                    168471               50.40         8/21/01
BLACK FOREST SCHOOL                                      168472               27.92         8/21/01
BOYSCOUT TROOP #372                                      168473              274.19         8/21/01
CHADERLEE LEVICK                                         168475              129.60         8/21/01
DANIEL KAUFMAN                                           168483               63.28         8/21/01
DEBORAH GROPMAN                                          168484              178.73         8/21/01
FAITH COMMUNITY PRE-SCHOOL                               168487               12.88         8/21/01
HOLLAND EGGERS                                           168491               59.10         8/21/01
JAMES MILLER                                             168494               51.39         8/21/01
JEAN HERMSEN                                             168495              150.37         8/21/01
JENNIFER BRUESTLE                                        168496               92.15         8/21/01
JENNIFER PARIDON                                         168497              201.08         8/21/01
KATHLEEN ANNE BRUNS                                      168498              339.91         8/21/01
KELLY O'DONNELL                                          168499              219.52         8/21/01
KIM HORNER                                               168501               70.80         8/21/01
LA MARQUES COLEMAN                                       168502               50.00         8/21/01
MARGARET RONEWICZ                                        168505               32.92         8/21/01
NANCY ABLER-SANCHEZ                                      168509               16.10         8/21/01
ROBERT HILDERBAND                                        168517              230.77         8/21/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
SABRINA ESCALANTE                                        168518              449.32         8/21/01
ST PAUL'S LUTHERAN CHURCH                                168527              142.12         8/21/01
THERESA SCANLON                                          168529              100.00         8/21/01
TOM VELLIOS                                              168530             3549.03         8/21/01
TRACY CASTRO                                             168531               23.36         8/21/01
TRACY PHILLIPS                                           168532              395.40         8/21/01
WENDY OUELLETTE                                          168539               12.00         8/21/01
WRIGHT PATTERSON CHILD DEVELOP                           168540              430.55         8/21/01
CARMELA CURATOLA                                         168557               62.81         8/22/01
DIANE AQUILINO                                           168567               38.70         8/22/01
POINT REALTY                                             168589             6300.00         8/22/01
W JOHN COATS                                             168616               67.02         8/22/01
EDWARD J WELSH                                           168630              223.50         8/23/01
ERIC WEINBERGER                                          168631              722.52         8/23/01
JACQUALIN ATHAY                                          168632             2000.00         8/23/01
JANE SENGTHAVORN                                         168633               50.00         8/23/01
CATHERINE E. GARCHINSKY                                  168664             4800.00         8/27/01
CHRIS WITTKOPP                                           168666              270.06         8/27/01
COHEN-ESREY R E SVC,INC                                  168670               70.38         8/27/01
INTERLAND                                                168680               60.00         8/27/01
ALAN SAUSNER                                             168711              100.00         8/28/01
ALEX ESARCO                                              168712             1100.35         8/28/01
ARIANNE STEINER                                          168717              656.03         8/28/01
BAKER ELEMENTARY SCHOOL                                  168722               86.44         8/28/01
CANDELLA A CARROLL                                       168725              205.64         8/28/01
CHADERLEE LEVICK                                         168726              323.48         8/28/01
CHRIS DEMEESTER                                          168728              513.50         8/28/01
CHRIS HALKYARD                                           168729             1019.02         8/28/01
CHRIS HOGARTH                                            168730              216.07         8/28/01
CHRISTINA BRUBAKER                                       168731               30.60         8/28/01
DARA SULTZE                                              168735               71.00         8/28/01
DINO MARTIN                                              168738              927.03         8/28/01
DVSC ATTACK                                              168740             2186.79         8/28/01
FELICIA S MAYO                                           168743              120.00         8/28/01
FRED W SCHOBEL                                           168746               38.25         8/28/01
GAIL JOHNSON                                             168748              327.46         8/28/01
GINA T. ALESCI                                           168749              254.12         8/28/01
GREENFIELD MIDDLE SCHOOL                                 168751              220.80         8/28/01
JAMES MILLER                                             168753               73.50         8/28/01
JASON MECKLER                                            168754               38.44         8/28/01
JENNIFER MCSHERRY                                        168755               56.10         8/28/01
KEITH MINICH                                             168756             2164.69         8/28/01
LAUREN TRIFILETTI                                        168757               94.65         8/28/01
LIZ ABDILL                                               168759               89.26         8/28/01
MARY KAINER                                              168762               27.31         8/28/01
MEREDITH DALL RODRIGUES                                  168765               44.00         8/28/01
MIDWAY COVENANT CHRISTIAN SCHO                           168767               21.62         8/28/01
MIKE RICHARDSON                                          168768              392.20         8/28/01
NATIVITY SUNDAY SCHOOL                                   168770              771.99         8/28/01
NICOLE DAVIS                                             168771              107.07         8/28/01
REVOLUTION                                               168786              183.91         8/28/01

                                                           Disbursements Journal
                                                                        #01-1749
                                                                Zany Brainy Inc.

Vendor Name                                              Check #          Check Amt        Check Date
-----------                                              -------          ----------       ----------
TOM BROWNE                                               168794              125.00         8/28/01
C DONALD DORSEY                                          168829             1464.59         8/29/01
CYNTHIA BERRY                                            168837              100.00         8/29/01
LINDA H. GORDON (TN DC)                                  168852               75.04         8/29/01
SABRINA ESCALANTE                                        168874             1733.21         8/29/01

                                                                          90,926.98

CAPITAL

Vendor Name                                              Check #          Check Amt       Check Date
-----------                                              -------          ----------      ----------
SIEMENS DEMATIC                                          168455            69220.00         8/20/01

                                                                          69,220.00

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELWARE


In re Children's Product, Inc.                              Case No.     01-1747
      ------------------------
   Reporting Period:    Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                        --------------------------------------------------------


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document      Explanation
REQUIRED DOCUMENTS                                                                  Form No.             Attached        Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                   No              No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)           Yes             No
     Copies of bank statements                                                                              Yes             No
     Cash disbursements journals                                                                            No              No
Statement of Operations                                                             MOR-2                   Yes             No
Balance Sheet                                                                       MOR-3                   Yes             No
Status of Postpetition Taxes                                                        MOR-4                   No              No
    Copies of IRS Form 6123 or payment receipt                                                              No              No
    Copies of tax returns filed during reporting period                                                     No              No
Summary of Unpaid Postpetition Debts                                                MOR-4                   No              No
    Listing of aged accounts payable                                                                        No              No
Accounts Receivable Reconciliation and Aging                                        MOR-5                   No              No
Debtor Questionnaire                                                                MOR-5                   No              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                           Date


---------------------------------------
Signature of Joint Debtor                                     Date


---------------------------------------
Signature of Authorized Individual*                           Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                      FORM MOR
                                                                       (9/99)

In re  Children's Product, Inc.                                Case No. 01-1747
       ------------------------                                         -------
                               Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
          A bank reconciliation must be included for each bank account.
       The debtor's bank reconciliation may be substituted for this page.

                                                       Operating               Payroll                 Tax             Other
                                                           #                      #                     #                #
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                               SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *

* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                   Date      Amount     Date      Amount      Date     Amount       Date       Amount






CHECKS OUTSTANDING                    Ck. #     Amount     Ch. #     Amount      Ck. #    Amount       Ck. #      Amount




OTHER





                                                             FORM MOR-1 (CON'T)
                                                               (9/99)

In re  Children's Product, Inc.                                Case No. 01-1747
       ------------------------                                         -------
                               Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------


                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                              Cumulative
REVENUES                                                                            Month    Filing to Date
Gross Revenues                                                                      $ 810.8    $ 3,227.1
Less:  Returns and Allowances                                                             -            -
                                                                                    --------   ----------
Net Revenue                                                                         $ 810.8    $ 3,227.1

COST OF GOODS SOLD
Beginning Inventory                                                                       -            -
Add: Purchases                                                                            -            -
Add: Cost of Labor                                                                        -            -
Add: Other Costs (attach schedule)                                                        -            -
Less: Ending Inventory                                                                    -            -
Cost of Goods Sold                                                                        -            -
                                                                                    --------   ----------
Gross Profit                                                                        $ 810.8    $ 3,227.1

OPERATING EXPENSES
Advertising                                                                               -            -
Auto and Truck Expense                                                                    -            -
Bad Debts                                                                                 -            -
Contributions                                                                             -            -
Employee Benefits Programs                                                                -            -
Insider Compensation*                                                                     -            -
Insurance                                                                                 -            -
Management Fees/Bonuses                                                                   -            -
Office Expense                                                                            -            -
Pension & Profit-Sharing Plans                                                            -            -
Repairs and Maintenance                                                                   -            -
Rent and Lease Expense                                                                    -            -
Salaries/Commissions/Fees                                                                 -            -
Supplies                                                                                  -            -
Taxes - Payroll                                                                           -            -
Taxes - Real Estate                                                                       -            -
Taxes - Other                                                                             -            -
Travel and Entertainment                                                                  -            -
Utilities                                                                                 -            -
Other (attach schedule)                                                                 2.8          2.8
                                                                                    --------   ----------
Total Operating Expenses Before Depreciation                                            2.8          2.8
Depreciation/Depletion/Amortization
                                                                                    --------   ----------
Net Profit (Loss) Before Other Income & Expenses                                    $ 808.0    $ 3,224.3

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                            -            -
Interest Expense                                                                          -            -
Other Expense (attach schedule)                                                           -            -
                                                                                    --------   ----------
Net Profit (Loss) Before Reorganization Items                                       $ 808.0    $ 3,224.3

REORGANIZATION ITEMS
Professional Fees                                                                         -            -
U. S. Trustee Quarterly Fees                                                              -            -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)              -            -
Gain (Loss) from Sale of Equipment                                                        -            -
Other Reorganization Expenses (attach schedule)                                           -            -
                                                                                    --------   ----------
Total Reorganization Expenses                                                             -            -
Income Taxes                                                                              -            -
                                                                                    --------   ----------
Net Profit (Loss)                                                                   $ 808.0    $ 3,224.3
                                                                                    ========   ==========

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                     FORM MOR-2
                                                                       (9/99)

In re  Children's Product, Inc.                                Case No. 01-1747
       ------------------------                                         -------
                               Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                                  BALANCE SHEET
                                     (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                            BOOK VALUE AT END OF       BOOK VALUE ON
                          ASSETS                                           CURRENT REPORTING MONTH     PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               $       2.8             $       5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                             -
Accounts Receivable (Net)                                                          22,964.0                19,737.0
Notes Receivable                                                                  138,129.0               138,129.0
Inventories                                                                               -
Prepaid Expenses                                                                          -
Professional Retainers                                                                    -
Other Current Assets (attach schedule)                                                    -
                                                                                ------------            ------------
TOTAL CURRENT ASSETS                                                            $ 161,095.8             $ 157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                                ------------            ------------
TOTAL PROPERTY & EQUIPMENT                                                      $         -             $         -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                                ------------            ------------
TOTAL OTHER ASSETS                                                              $         -             $         -

TOTAL ASSETS                                                                    $ 161,095.8             $ 157,871.5
                                                                                ============            ============

                                                                            BOOK VALUE AT END OF       BOOK VALUE ON
          LIABILITIES AND OWNER EQUITY                                     CURRENT REPORTING MONTH     PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                          -                       -
Taxes Payable (refer to FORM MOR-4)                                                       -                       -
Wages Payable                                                                             -                       -
Notes Payable                                                                             -                       -
Rent / Leases - Building/Equipment                                                        -                       -
Secured Debt / Adequate Protection Payments                                               -                       -
Professional Fees                                                                         -                       -
Amounts Due to Insiders*                                                                  -                       -
Other Postpetition Liabilities (attach schedule)                                          -                       -
                                                                                ------------            ------------
TOTAL POSTPETITION LIABILITIES                                                  $         -             $         -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                              -                       -
Priority Debt                                                                             -                       -
Unsecured Debt                                                                            -                       -
                                                                                ------------            ------------
TOTAL PRE-PETITION LIABILITIES                                                  $         -             $         -

TOTAL LIABILITIES                                                               $         -             $         -
OWNER EQUITY
Capital Stock                                                                             -                       -
Additional Paid-In Capital                                                        106,817.7               106,817.7
Partners' Capital Account                                                                 -                       -
Owner's Equity Account                                                                    -                       -
Retained Earnings - Pre-Petition                                                   51,053.8                51,053.8
Retained Earnings - Postpetition                                                    3,224.3                       -
Adjustments to Owner Equity (attach schedule)                                             -                       -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                      -                       -
                                                                                ------------            ------------
NET OWNER EQUITY                                                                $ 161,095.8             $ 157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                            $ 161,095.8             $ 157,871.5
                                                                                ============            ============

                                                                    FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                  (9/99)

                        UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Children's Development, Inc.                         Case No.     01-1748
      ----------------------------                                      -------
  Reporting Period:    Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document      Explanation
REQUIRED DOCUMENTS                                                                  Form No.             Attached        Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                   No              No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)           Yes             No
     Copies of bank statements                                                                              Yes             No
     Cash disbursements journals                                                                            No              No
Statement of Operations                                                             MOR-2                   Yes             No
Balance Sheet                                                                       MOR-3                   Yes             No
Status of Postpetition Taxes                                                        MOR-4                   No              No
    Copies of IRS Form 6123 or payment receipt                                                              No              No
    Copies of tax returns filed during reporting period                                                     No              No
Summary of Unpaid Postpetition Debts                                                MOR-4                   No              No
    Listing of aged accounts payable                                                                        No              No
Accounts Receivable Reconciliation and Aging                                        MOR-5                   No              No
Debtor Questionnaire                                                                MOR-5                   No              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                              Date


---------------------------------------
Signature of Joint Debtor                                        Date


---------------------------------------
Signature of Authorized Individual*                              Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                      FORM MOR
                                                                      (9/99)

In re Children's Development, Inc.                           Case No.  01-1748

      ----------------------------                                     -------
                                  Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
          A bank reconciliation must be included for each bank account.
       The debtor's bank reconciliation may be substituted for this page.


                                                       Operating               Payroll                 Tax             Other
                                                           #                      #                     #                #
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                               SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *

* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                   Date      Amount     Date      Amount      Date     Amount       Date       Amount






CHECKS OUTSTANDING                    Ck. #     Amount     Ch. #     Amount      Ck. #    Amount       Ck. #      Amount




OTHER



                                                             FORM MOR-1 (CON'T)
                                                                (9/99)

In re Children's Development, Inc.                           Case No.  01-1748
      ----------------------------                                     -------
                                  Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------


                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                       (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                            Cumulative
REVENUES                                                                             Month                Filing to Date
Gross Revenues                                                                       $ 843.6                $ 3,549.8
Less:  Returns and Allowances
                                                                                     --------               ----------
Net Revenue                                                                          $ 843.6                $ 3,549.8

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                     --------               ----------
Gross Profit                                                                         $ 843.6                $ 3,549.8

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                            1.0
Salaries/Commissions/Fees                                                                                         0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                  2.3                      2.8
                                                                                     --------               ----------
Total Operating Expenses Before Depreciation                                             2.3                      4.5
Depreciation/Depletion/Amortization                                                      9.5                     13.8
                                                                                     --------               ----------
Net Profit (Loss) Before Other Income & Expenses                                     $ 831.8                $ 3,531.5

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                                     --------               ----------
Net Profit (Loss) Before Reorganization Items                                        $ 831.8                $ 3,531.5

REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
   (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                     --------               ----------
Total Reorganization Expenses
Income Taxes
                                                                                     --------               ----------
Net Profit (Loss)                                                                    $ 831.8                $ 3,531.5
                                                                                     ========               ==========

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                     FORM MOR-2
                                                                      (9/99)

In re Children's Development, Inc.                           Case No.  01-1748
      ----------------------------                                     -------
                                  Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                                  BALANCE SHEET
                                     (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                     BOOK VALUE AT END OF          BOOK VALUE ON
                                          ASSETS                                    CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                         $      4.2                 $      6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                      -                          -
Accounts Receivable (Net)                                                                   21,463.8                   17,914.0
Notes Receivable                                                                                   -                          -
Inventories                                                                                        -                          -
Prepaid Expenses                                                                                   -                          -
Professional Retainers                                                                             -                          -
Other Current Assets (attach schedule)                                                             -                          -
                                                                                          -----------                -----------
TOTAL CURRENT ASSETS                                                                      $ 21,468.0                 $ 17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                     -                          -
Machinery and Equipment                                                                            -                          -
Furniture, Fixtures and Office Equipment                                                           -                          -
Leasehold Improvements                                                                             -                          -
Vehicles                                                                                           -                          -
Less Accumulated Depreciation                                                                      -                          -
                                                                                          -----------                -----------
TOTAL PROPERTY & EQUIPMENT                                                                $        -                 $        -
OTHER ASSETS
Loans to Insiders*                                                                                 -                          -
Other Assets (attach schedule)                                                                 154.0                      170.0
                                                                                          -----------                -----------
TOTAL OTHER ASSETS                                                                        $    154.0                 $    170.0

TOTAL ASSETS                                                                              $ 21,622.0                 $ 18,090.5
                                                                                          ===========                ===========

                                                                                     BOOK VALUE AT END OF          BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH        PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                   -                          -
Taxes Payable (refer to FORM MOR-4)                                                                -                          -
Wages Payable                                                                                      -                          -
Notes Payable                                                                                      -                          -
Rent / Leases - Building/Equipment                                                                 -                          -
Secured Debt / Adequate Protection Payments                                                        -                          -
Professional Fees                                                                                  -                          -
Amounts Due to Insiders*                                                                           -                          -
Other Postpetition Liabilities (attach schedule)                                                   -                          -
                                                                                          -----------                -----------
TOTAL POSTPETITION LIABILITIES                                                            $        -                 $        -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                       -                          -
Priority Debt                                                                                      -                          -
Unsecured Debt                                                                                     -                          -
                                                                                          -----------                -----------
TOTAL PRE-PETITION LIABILITIES                                                            $        -                 $        -

TOTAL LIABILITIES                                                                         $        -                 $        -
OWNER EQUITY
Capital Stock                                                                                      -                          -
Additional Paid-In Capital                                                                       5.0                        5.0
Partners' Capital Account                                                                          -                          -
Owner's Equity Account                                                                             -                          -
Retained Earnings - Pre-Petition                                                            18,085.5                   18,085.5
Retained Earnings - Postpetition                                                             3,531.5                          -
Adjustments to Owner Equity (attach schedule)                                                      -                          -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                               -                          -
                                                                                          -----------                -----------
NET OWNER EQUITY                                                                          $ 21,622.0                 $ 18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                                      $ 21,622.0                 $ 18,090.5
                                                                                          ===========                ===========

                                                                     FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                   (9/99)

In re Children's Development, Inc.                           Case No.  01-1748
      ----------------------------                                     -------
                                  Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                                                      BOOK VALUE AT END OF          BOOK VALUE ON
                                       ASSETS                                        CURRENT REPORTING MONTH        PETITION DATE
Other Current Assets
None





Other Assets
Patents and Trademarks                                                                       $ 154.0                   $ 170.0




                                                                                             --------                 --------
Total Other Assets                                                                           $ 154.0                  $ 170.0

                            LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities
None





Adjustments to Owner Equity
None


Postpetition Contributions (Distributions) (Draws)




Restricted Cash:  cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                             FORM MOR-3 (CON'T)
                                                                  (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Noodle Kidoodle d/b/a Zany Brainy, Inc.              Case No.     01-1744
      ---------------------------------------                           -------
  Reporting Period:    Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document     Explanation
REQUIRED DOCUMENTS                                                                  Form No.             Attached       Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                  No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)          No             No
     Copies of bank statements                                                                             No             No
     Cash disbursements journals                                                                           No             No
Statement of Operations                                                             MOR-2                  No             No
Balance Sheet                                                                       MOR-3                  No             No
Status of Postpetition Taxes                                                        MOR-4                  No             No
    Copies of IRS Form 6123 or payment receipt                                                             No             No
    Copies of tax returns filed during reporting period                                                    No             No
Summary of Unpaid Postpetition Debts                                                MOR-4                  No             No
    Listing of aged accounts payable                                                                       No             No
Accounts Receivable Reconciliation and Aging                                        MOR-5                  No             No
Debtor Questionnaire                                                                MOR-5                  No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                                 Date


---------------------------------------
Signature of Joint Debtor                                           Date


---------------------------------------
Signature of Authorized Individual*                                 Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Children's Distribution, LLC                         Case No.     01-1746
      ----------------------------                                     --------
  Reporting Period:    Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document      Explanation
REQUIRED DOCUMENTS                                                                     Form No.          Attached        Attached
Schedule of Cash Receipts and Disbursements                                           MOR-1                 No              No
     Bank Reconciliation (or copies of debtor's bank reconciliations)                 MOR-1 (CON'T)         No              No
     Copies of bank statements                                                                              No              No
     Cash disbursements journals                                                                            No              No
Statement of Operations                                                               MOR-2                 Yes             No
Balance Sheet                                                                         MOR-3                 Yes             No
Status of Postpetition Taxes                                                          MOR-4                 No              No
    Copies of IRS Form 6123 or payment receipt                                                              No              No
    Copies of tax returns filed during reporting period                                                     No              No
Summary of Unpaid Postpetition Debts                                                  MOR-4                 No              No
    Listing of aged accounts payable                                                                        No              No
Accounts Receivable Reconciliation and Aging                                          MOR-5                 No              No
Debtor Questionnaire                                                                  MOR-5                 No              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                              Date


---------------------------------------
Signature of Joint Debtor                                        Date


---------------------------------------
Signature of Authorized Individual*                              Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                      FORM MOR
                                                                      (9/99)

In re Children's Distribution, LLC                             Case No. 01-1746
      ----------------------------                                      -------
                                  Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                      (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                    Cumulative
REVENUES                                                                            Month         Filing to Date
Gross Revenues                                                                      $    -          $     -
Less:  Returns and Allowances                                                            -                -
                                                                                    -------         --------
Net Revenue                                                                         $    -          $     -

COST OF GOODS SOLD
Beginning Inventory                                                                      -                -
Add: Purchases                                                                           -                -
Add: Cost of Labor                                                                       -                -
Add: Other Costs (attach schedule)                                                       -                -
Less: Ending Inventory                                                                   -                -
Cost of Goods Sold                                                                       -                -
                                                                                    -------         --------
Gross Profit                                                                        $    -          $     -

OPERATING EXPENSES
Advertising                                                                              -                -
Auto and Truck Expense                                                                   -                -
Bad Debts                                                                                -                -
Contributions                                                                            -                -
Employee Benefits Programs                                                               -                -
Insider Compensation*                                                                    -                -
Insurance                                                                                -                -
Management Fees/Bonuses                                                                  -                -
Office Expense                                                                           -                -
Pension & Profit-Sharing Plans                                                           -                -
Repairs and Maintenance                                                                  -                -
Rent and Lease Expense                                                                   -                -
Salaries/Commissions/Fees                                                                -                -
Supplies                                                                                 -                -
Taxes - Payroll                                                                          -                -
Taxes - Real Estate                                                                      -                -
Taxes - Other                                                                            -                -
Travel and Entertainment                                                                 -                -
Utilities                                                                                -                -
Other (attach schedule)                                                                  -                -
                                                                                    -------         --------
Total Operating Expenses Before Depreciation                                             -                -
Depreciation/Depletion/Amortization                                                   (3.5)           (14.0)
                                                                                    -------         --------
Net Profit (Loss) Before Other Income & Expenses                                    $ (3.5)         $ (14.0)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                           -                -
Interest Expense                                                                         -                -
Other Expense (attach schedule)                                                          -                -
                                                                                    -------         --------
Net Profit (Loss) Before Reorganization Items                                       $ (3.5)         $ (14.0)

REORGANIZATION ITEMS
Professional Fees                                                                        -                -
U. S. Trustee Quarterly Fees                                                             -                -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)             -                -
Gain (Loss) from Sale of Equipment                                                       -                -
Other Reorganization Expenses (attach schedule)                                          -                -
                                                                                    -------         --------
Total Reorganization Expenses                                                            -                -
Income Taxes                                                                             -                -
                                                                                    -------         --------
Net Profit (Loss)                                                                   $ (3.5)         $ (14.0)
                                                                                    =======         ========

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                    FORM MOR-2
                                                                     (9/99)

In re Children's Distribution, LLC                             Case No. 01-1746
      ----------------------------                                      -------
                                  Debtor
     Reporting Period: Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                                  BALANCE SHEET
                                     (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                                   BOOK VALUE AT END OF       BOOK VALUE ON
                                          ASSETS                                  CURRENT REPORTING MONTH     PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                          $     -               $     -
Restricted Cash and Cash Equivalents (see continuation sheet)                                    -                     -
Accounts Receivable (Net)                                                                        -                     -
Notes Receivable                                                                                 -                     -
Inventories                                                                                      -                     -
Prepaid Expenses                                                                                 -                     -
Professional Retainers                                                                           -                     -
Other Current Assets (attach schedule)                                                           -                     -
                                                                                           --------              --------
TOTAL CURRENT ASSETS                                                                       $     -               $     -
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                   -                     -
Machinery and Equipment                                                                      394.1                 394.1
Furniture, Fixtures and Office Equipment                                                     833.3                 833.3
Leasehold Improvements                                                                           -                     -
Vehicles                                                                                         -                     -
Less Accumulated Depreciation                                                               (880.5)               (866.5)
                                                                                           --------              --------
TOTAL PROPERTY & EQUIPMENT                                                                 $ 346.9               $ 360.9
OTHER ASSETS
Loans to Insiders*                                                                               -                     -
Other Assets (attach schedule)                                                                   -                     -
                                                                                           --------              --------
TOTAL OTHER ASSETS                                                                         $     -               $     -

TOTAL ASSETS                                                                               $ 346.9               $ 360.9
                                                                                           ========              ========

                                                                                   BOOK VALUE AT END OF       BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH     PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                 -                     -
Taxes Payable (refer to FORM MOR-4)                                                              -                     -
Wages Payable                                                                                    -                     -
Notes Payable                                                                                    -                     -
Rent / Leases - Building/Equipment                                                               -                     -
Secured Debt / Adequate Protection Payments                                                      -                     -
Professional Fees                                                                                -                     -
Amounts Due to Insiders*                                                                         -                     -
Other Postpetition Liabilities (attach schedule)                                                 -                     -
                                                                                           --------              --------
TOTAL POSTPETITION LIABILITIES                                                             $     -               $     -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                     -                     -
Priority Debt                                                                                    -                     -
Unsecured Debt                                                                                   -                     -
                                                                                           --------              --------
TOTAL PRE-PETITION LIABILITIES                                                             $     -               $     -

TOTAL LIABILITIES                                                                          $     -               $     -
OWNER EQUITY
Capital Stock                                                                                    -                     -
Additional Paid-In Capital                                                                       -                     -
Partners' Capital Account                                                                        -                     -
Owner's Equity Account                                                                           -                     -
Retained Earnings - Pre-Petition                                                             360.9                 360.9
Retained Earnings - Postpetition                                                             (14.0)                    -
Adjustments to Owner Equity (attach schedule)                                                    -                     -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                             -                     -
                                                                                           --------              --------
NET OWNER EQUITY                                                                           $ 346.9               $ 360.9

TOTAL LIABILITIES AND OWNERS' EQUITY                                                       $ 346.9               $ 360.9
                                                                                           ========              ========

                                                                     FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                  (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE

In re Zany Brainy Direct LLC                               Case No.     01-1745
      ----------------------                                           --------
  Reporting Period:    Fiscal August 2001 (August 5, 2001 to September 1, 2001)
                       --------------------------------------------------------

                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                        Document      Explanation
REQUIRED DOCUMENTS                                                                 Form No.             Attached        Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                  No              No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)          Yes             No
     Copies of bank statements                                                                             Yes             No
     Cash disbursements journals                                                                           No              No
Statement of Operations                                                             MOR-2                  No              No
Balance Sheet                                                                       MOR-3                  No              No
Status of Postpetition Taxes                                                        MOR-4                  No              No
    Copies of IRS Form 6123 or payment receipt                                                             No              No
    Copies of tax returns filed during reporting period                                                    No              No
Summary of Unpaid Postpetition Debts                                                MOR-4                  No              No
    Listing of aged accounts payable                                                                       No              No
Accounts Receivable Reconciliation and Aging                                        MOR-5                  No              No
Debtor Questionnaire                                                                MOR-5                  No              No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                              Date


---------------------------------------
Signature of Joint Debtor                                        Date


---------------------------------------
Signature of Authorized Individual*                              Date


John Reilly                                      President
-----------                                      ---------
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                       FORM MOR
                                                                        (9/99)

In re  Zany Brainy Direct LLC                                  Case No. 01-1745
       ----------------------                                           -------
                             Debtor
Reporting Period: Fiscal Month August 2001 (August 5, 2001 to September 1, 2001)

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
          A bank reconciliation must be included for each bank account.
       The debtor's bank reconciliation may be substituted for this page.

                                                       Operating               Payroll                 Tax             Other
                                                           #                      #                     #                #
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)                               SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *

* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                   Date      Amount     Date      Amount      Date     Amount       Date       Amount






CHECKS OUTSTANDING                    Ck. #     Amount     Ch. #     Amount      Ck. #    Amount       Ck. #      Amount




OTHER


                                                             FORM MOR-1 (CON'T)
                                                               (9/99)